SENIOR SECURED SUPER-PRIORITY PRIMING DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT dated as of July 11, 2023 among UMB BANK, N.A., as Lender and ITTELLA INTERNATIONAL, LLC, ITTELLA’S CHEF, LLC, TTCF-NM HOLDINGS, INC., NEW MEXICO FOOD DISTRIBUTORS, INC, KARSTEN TORTILLA FACTORY, LLC and BCI ACQUISITION, INC., as Borrowers DIP Loan and Security Agreement 4856-7963-4541 v.3.docx Exhibit 10.1

TABLE OF CONTENTS Page ARTICLE I - DEFINITIONS 1 Section 1.1 Definitions 1 Section 1.2 UCC Terms 18 Section 1.3 Accounting Terms and Determinations 19 Section 1.4 Interpretative Provisions 19 ARTICLE II - LOANS 19 Section 2.1 Revolving Loans 19 Section 2.2 Requests for Revolving Loans 19 Section 2.3 Roll-Up Loans. 20 Section 2.4 Repayment of the Loans 20 Section 2.5 Disbursement of Loans 20 Section 2.6 Deemed Requests for Loans to Pay Required Payments 20 ARTICLE III - GENERAL LOAN PROVISIONS; FEES AND EXPENSES 21 Section 3.1 Interest 21 Section 3.2 Fees and Expenses 21 Section 3.3 Manner of Payment 21 Section 3.4 Termination of Agreement or Facility 21 Section 3.5 Evidence of Debt 22 Section 3.6 Changes in Capital Adequacy Regulations 22 Section 3.7 Lender Statements; Survival of Indemnity 22 Section 3.8 Maximum Interest; Controlling Limitation 22 Section 3.9 Benchmark Replacement Procedures 23 ARTICLE IV - CONDITIONS PRECEDENT 25 Section 4.1 Conditions Precedent 25 Section 4.2 Conditions to Subsequent Advances 25 ARTICLE V - REPRESENTATIONS AND WARRANTIES 26 Section 5.1 Representations and Warranties 26 Section 5.2 Survival of Representations 30 ARTICLE VI - SECURITY INTEREST AND COLLATERAL COVENANTS 30 Section 6.1 Security Interest 30 Section 6.2 Collection of Accounts and Proceeds of Collateral 30 Section 6.3 Verification of Accounts 31 Section 6.4 Disputes, Returns and Adjustments 31 Section 6.5 Invoices 31 -i- DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

TABLE OF CONTENTS Page Section 6.6 Ownership; Defense of Title 31 Section 6.7 Locations; Organizational Information; Inventory 32 Section 6.8 Records Relating to Collateral 32 Section 6.9 Inspection; Field Exams 32 Section 6.10 Maintenance 33 Section 6.11 Appraisals 33 Section 6.12 Preservation of Lender’s Rights 33 Section 6.13 Perfection and Protection of Lender’s Security Interest 33 Section 6.14 Power of Attorney 33 ARTICLE VII - AFFIRMATIVE COVENANTS 34 Section 7.1 Preservation of Existence and Similar Matters 34 Section 7.2 Compliance with Applicable Law 34 Section 7.3 Conduct of Business 34 Section 7.4 Payment of Taxes and Claims 34 Section 7.5 Accounting Methods and Financial Records 34 Section 7.6 Hazardous Waste and Substances; Environmental Requirements 35 Section 7.7 Accuracy of Information 35 Section 7.8 Revisions or Updates to Schedules 35 Section 7.9 ERISA 35 Section 7.10 Insurance 35 Section 7.11 Payroll Taxes 35 Section 7.12 Notice of Certain Matters 36 Section 7.13 Deposit Accounts; Treasury Management 36 Section 7.14 Producer Payables 36 Section 7.15 Financial Advisor. 36 Section 7.16 Additional Chapter 11 Covenants. 36 ARTICLE VIII - FINANCIAL AND COLLATERAL REPORTING 37 Section 8.1 [Intentionally Omitted] 37 Section 8.2 [Intentionally Omitted]. 37 Section 8.3 Collateral Information and Reports 37 ARTICLE IX - NEGATIVE COVENANTS 39 Section 9.1 Financial Covenants 39 Section 9.2 Restricted Payments 39 Section 9.3 Debt 39 -ii- DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

TABLE OF CONTENTS Page Section 9.4 Liens 39 Section 9.5 Loans 39 Section 9.6 Merger, Division, Consolidation, Sale of Assets, Acquisitions 39 Section 9.7 Transactions with Affiliates 39 Section 9.8 New Subsidiaries of Tattooed Chef and Other Loan Parties 39 Section 9.9 Benefit Plans 40 Section 9.10 Sales and Leasebacks 40 Section 9.11 Organizational Documents 40 Section 9.12 Investments 40 Section 9.13 Amendments 40 Section 9.14 No Restrictions on Subsidiary Distributions 40 Section 9.15 Collateral Locations 40 Section 9.16 Patriot Act 40 Section 9.17 Sanctions 40 Section 9.18 Use of Proceeds 40 Section 9.19 Milestones.. 41 Section 9.20 Chapter 11 Cases. 41 Section 9.21 Holding Company Status 41 ARTICLE X - DEFAULT AND REMEDIES 42 Section 10.1 Events of Default 42 Section 10.2 Remedies 44 Section 10.3 Application of Proceeds 45 Section 10.4 Miscellaneous Provisions Concerning Remedies 45 Section 10.5 Trademark License 45 ARTICLE XI - MISCELLANEOUS 45 Section 11.1 Notices 45 Section 11.2 Expenses 46 Section 11.3 Setoff 47 Section 11.4 Venue; Service of Process 47 Section 11.5 Assignment; Participation 48 Section 11.6 Amendments and Waivers 48 Section 11.7 Performance of Loan Parties’ Duties 48 Section 11.8 Indemnification 48 Section 11.9 All Powers Coupled with Interest 49 -iii- DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

TABLE OF CONTENTS Page Section 11.10 Severability of Provisions 49 Section 11.11 GOVERNING LAW 49 Section 11.12 Jury Waiver; California Jury Trial Waiver 49 Section 11.13 Counterparts; Integration; Electronic Execution of Assignments 51 Section 11.14 Time is of the Essence 51 Section 11.15 Waiver of Consumer Rights; Advice of Counsel 51 Section 11.16 Payments Set Aside 52 Section 11.17 Waiver of Consequential Damages; Etc. 52 Section 11.18 Protective Advances by Lender 52 Section 11.19 Subordination of Intercompany Indebtedness 53 Section 11.20 Patriot Act Notice 54 Section 11.21 Press Releases and Related Matters 54 Section 11.22 Conflict with Orders.. 54 ARTICLE XII - MULTIPLE BORROWERS; BORROWER AGENT 54 Section 12.1 Borrower Agent 54 Section 12.2 Nature and Extent of Liability 55 Section 12.3 One Obligation 56 ARTICLE XIII - GUARANTY 56 Section 13.1 The Guaranty 56 Section 13.2 Obligations Unconditional 57 Section 13.3 Reinstatement 58 Section 13.4 Guarantied Obligations Due 58 Section 13.5 Waivers 59 Section 13.6 Acknowledgment of Benefits 59 Section 13.7 Rights of Contribution and Subrogation 59 Section 13.8 Guarantee of Payment; Continuing Guarantee; Assignments 60 -iv- DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

TABLE OF CONTENTS Page EXHIBITS AND SCHEDULES EXHIBIT A Borrowing Base Certificate EXHIBIT B Suretyship Provisions and Waivers Schedule 1.1 Tort Claims Schedule 5.1(a) Organization; Power; Qualification Schedule 5.1(c) Subsidiaries, Parents and Affiliates; Capitalization Schedule 5.1(i) Debt and Guarantees Schedule 5.1(j) Litigation Schedule 5.1(m) ERISA Schedule 5.1(p) Locations of Inventory and Equipment Schedule 5.1(q) Place of Business Schedule 5.1(r) Corporate and Fictitious Names; Trade Names Schedule 5.1(s) Intellectual Property Schedule 5.1(w) Deposit Accounts Schedule 5.1(y) Material Agreements Schedule 9.3 Permitted Indebtedness Schedule 9.4 Permitted Liens -v- DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

SENIOR SECURED SUPER-PRIORITY PRIMING DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT This SENIOR SECURED SUPER-PRIORITY PRIMING DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of July 11, 2023, is executed by and among UMB BANK, N.A. (together with its successors and assigns, “Lender”), ITTELLA INTERNATIONAL, LLC, a California limited liability company (“Ittella”), ITTELLA’S CHEF, LLC, a California limited liability company (“ICLLC”), NEW MEXICO FOOD DISTRIBUTORS, INC, a New Mexico corporation (“NMFD”), KARSTEN TORTILLA FACTORY, LLC, a New Mexico limited liability company (“Karsten”), BCI ACQUISITION, INC., a Delaware corporation (“BCI”) and TTCF-NM HOLDINGS, INC., a Delaware corporation (“TTCF-NM” and together with Ittella, ICLLC, NMFD, Karsten and BCI, collectively “Borrowers” and each, a “Borrower”) and TATTOOED CHEF, INC., a Delaware corporation (“Tattooed Chef”). RECITALS WHEREAS, Lender and Ittella are parties to an Amended and Restated Loan and Security Agreement, dated as of June 30, 2022 (as amended from time to time, the “Prepetition Credit Agreement”); WHEREAS, on July 2, 2023 (the “Petition Date”), the Tattooed Chef and certain direct and indirect Subsidiaries of Tattooed Chef (each, a “Chapter 11 Debtor” and collectively, the “Chapter 11 Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) initiating their respective jointly administered cases under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (jointly administered under Case No. 2:23-bk-14154-SK) (collectively, the “Chapter 11 Cases”), and each Chapter 11 Debtor has continued and is continuing in the possession of its assets and management of its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code; WHEREAS, the Borrowers have asked the Lender to provide the Borrowers with a senior secured superpriority priming term loan debtor-in-possession credit facility (the “DIP Facility”), consisting of (a) $3,000,000 of “new money” revolving loans that will be made available to the Borrowers pursuant to the terms and subject to the conditions set forth in this Agreement and the Orders; and (b) Prepetition Loans in the amount of $3,000,000 will be deemed “rolled up” as loans hereunder on a dollar-for-dollar basis pursuant to the terms and subject to the conditions set forth in this Agreement and the Orders; WHEREAS, Tattooed Chef has agreed to guarantee the obligations of the Borrowers hereunder; WHEREAS, the Borrowers and the Guarantors have agreed to secure, and have secured, their respective Obligations by granting to the Lender, subject to the Carve-Out, a senior secured super-priority priming Lien on substantially all of their respective assets, subject to the terms and conditions set forth in the Orders; WHEREAS, the Lenders are willing to make the DIP Facility available to the Borrowers, subject to the terms and conditions set forth in this Agreement and the Orders; and NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

ARTICLE I - DEFINITIONS Section 1.1 Definitions. When used in this Agreement, the capitalized terms set forth below shall have the definitions assigned to such terms below: “363 Sale Transaction” means any sale of assets of the Chapter 11 Debtors pursuant to a 363 Sale Order. “Adequate Protection Liens” has the meaning assigned to such term in the Orders. “Adequate Protection Claims” has the meaning assigned to such term in the Orders. “Acceptable Logistics Provider” means any customs broker, carrier or non-vessel operating common carrier which has its principal assets, place of organization and place of business in the United States, which is reasonably acceptable to Lender, with whom Lender has entered into an Imported Goods Agreement, and which has not asserted any adverse claim or Lien against any inventory of Borrower. “Account Debtor” means a Person who is obligated on an account. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary). “Affiliate” means, with respect to a specified Person, (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, and (b) any officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. “Agreement” has the meaning prescribed for such term in the preamble paragraph of this Agreement. “Anti-Corruption Laws” means: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which a Loan Party or any of its Subsidiaries is located or doing business. “Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation of a Governmental Authority or determination of a court or binding arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Applicable Period” means, (x) with respect to the first Variance Report, the one-week period beginning on the Petition Date and ending on the Friday of the week immediately preceding the first DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Variance Report Deadline, and (y) with respect to each Variance Report thereafter, the period beginning on the Petition Date and ending on the Friday of the week immediately preceding the applicable Variance Report Deadline. “Approved Budget” has the meaning specified in the Orders. “Bankruptcy Code” has the meaning specified in the recitals to this Agreement. “Bankruptcy Court” has the meaning specified in the recitals to this Agreement. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, in form and substance satisfactory to Lender. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “Benefit Plan” means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA, including such plans as may be established after the date hereof. “Borrower” and “Borrowers” have the meaning prescribed for such terms in the preamble paragraph of this Agreement. “Borrowing Base” means, as of any date of determination, an amount equal to: (a) 85% (or such lesser percentage as Lender may in its sole and absolute discretion determine from time to time) of the Net Amount of Eligible Accounts of Ittella; plus (b) the lesser of: (i) fifty percent (50%) (or such lesser percentage as Lender may in its sole and absolute discretion determine from time to time) of the Net Amount of Eligible Inventory of Ittella; or (ii) $15,000,000; minus (c) the sum of all Reserves. Without limiting Lender’s discretion to implement other Reserves, Lender shall institute Reserves with respect to Eligible Accounts in the event that dilution exceeds 5.00% such that the advance rate on such account shall be reduced by 1.00% for each percentage of dilution in excess of 5.00% and Lender shall institute Reserves in the amount of any Producer Payables. “Borrowing Base Certificate” means a certificate in the form of Exhibit A attached hereto or otherwise in a form acceptable to Lender. “Business Day” means any day that is not a Saturday, Sunday, or other day on which commercial banks in Los Angeles, California, are authorized or required by law to remain closed, or is a day when Lender is otherwise closed. “Capital Expenditures” means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets that are required to be capitalized in accordance with GAAP. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

“Capitalized Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Capitalized Lease Obligation” means Debt represented by obligations under a Capitalized Lease, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP. “Carve-Out” has the meaning assigned to such term in the Orders. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means, at any time, (a) Tattooed Chef shall cease to beneficially own and control at least one hundred percent (100%) on a fully diluted basis of the economic and voting interests in the Equity Interests of Parent, (b) Parent shall cease to beneficially own and control at least eighty percent (80%) on a fully diluted basis of the economic and voting interests in the Equity Interests of Borrower, (c) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) other than Tattooed Chef (i) shall have acquired beneficial ownership of twenty percent (20%) or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of Borrower or (ii) shall have obtained the power (whether or not exercised) to elect a majority of the members of the Board of Directors (or similar governing body) of Borrower, (d) Borrower shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Equity Interests in each of its Subsidiaries (if any), or (e) any “change of control” or similar event under any Subordinated Debt shall occur. “Chapter 11 Cases” has the meaning specified in the recitals to this Agreement. “Chapter 11 Debtors” has the meaning specified in the recitals to this Agreement. “Closing Date” means the date on which all such conditions precedent set forth in Article IV have been satisfied or waived in writing by Lender. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means: (a) all assets and properties of each of the Loan Parties and their estates, of any kind or nature whatsoever, whether tangible or intangible, real, personal or mixed, whether now owned or consigned by or to, or leased from or to, or hereafter acquired by, or arising in favor of, any of the Loan Parties (including under any trade names, styles or derivations thereof), whether before or after the Petition Date, and wherever located, including, without limitation, all of the Loan Parties’ rights, title and interests in all Prepetition Collateral to the extent such assets or properties are assets or property, as applicable, of the Debtors under applicable law; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(b) all money, cash and cash equivalents, all funds in any deposit accounts, securities accounts, commodities accounts or other accounts (together with and all money, cash and cash equivalents, instruments and other property deposited therein or credited thereto from time to time), all accounts receivable and other receivables (including those generated by intercompany transactions), all rights to payment, contracts and contract rights, all instruments, documents and chattel paper, all securities (whether or not marketable), all goods, furniture, machinery, plants, equipment, vehicles, inventory and fixtures, all real property interests, all interests in leaseholds, purchase options, all Mortgaged Property, all franchise rights, all patents, tradenames, trademarks, copyrights, licenses and all other intellectual property, all general intangibles, tax or other refunds, or insurance proceeds, all equity interests or capital stock (including 100% of all equity interests in Foreign Subsidiaries), limited liability company interests, partnership interests and financial assets, all investment property, all supporting obligations, all letters of credit and letter of credit rights, all commercial tort claims, all books and records (including, without limitation, customers lists, credit files, computer programs, printouts and other computer materials and records), and all rents, products, offspring, profits, and proceeds of each of the foregoing and all accessions to, substitutions and replacements for, each of the foregoing, including any and all proceeds of any insurance (including any business interruption and property insurance), indemnity, warranty or guaranty payable to any Loan Party from time to time with respect to any of the foregoing. Notwithstanding the foregoing, Collateral shall not include the following: any proceeds of or property recovered, whether by judgment, settlement, or otherwise, on account of all avoidance actions brought pursuant to chapter 5 of the Bankruptcy Code or section 724(a) of the Bankruptcy Code or any other avoidance actions under the Bankruptcy Code or applicable state law or foreign law equivalents. “Collections Account” means a deposit account maintained with a depository institution acceptable to Lender, which is subject to a deposit account control agreement, in form and substance satisfactory to Lender, granting Lender sole control and dominion over such deposit account, or, if applicable, the special account maintained with UMB in the name of Lender, for the benefit of Borrowers, over which Lender alone has the power of withdrawal. “Concentration Limit” means 20% of all accounts of Borrower deemed Eligible Accounts; provided, however, as it relates solely to accounts of Borrower (a) from Walmart, the Concentration Limit means 60%, (b) from Trader Joes and Costco, the Concentration Limit means 50%, (c) from Aldi, the Concentration Limit means 45% (d) from UNFI, the Concentration Limit means 30%, and (e) from Whole Foods, the Concentration Limit means 25%. “Contingent Liability” means any obligation of a Person arising from a guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation (“primary obligations”) of another obligor (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person under any (a) guaranty, endorsement, co-making or sale with recourse of an obligation of a primary obligor; (b) obligation to make take-or-pay or similar payments regardless of nonperformance by any other party to an agreement; and (c) arrangement (i) to purchase any primary obligation or security therefor, (ii) to supply funds for the purchase or payment of any primary obligation, (iii) to maintain or assure working capital, equity capital, net worth or solvency of the primary obligor, (iv) to purchase property or services for the purpose of assuring the ability of the primary obligor to perform a primary obligation, or (v) otherwise to assure or hold harmless the holder of any primary obligation against loss in respect thereof. The amount of any Contingent Liabilities shall be deemed to be the stated or determinable amount of the primary obligation (or, if less, the maximum amount for which such Person may be liable under the instrument evidencing the Contingent Liability) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

“Contract Rate” means a per annum rate equal to the sum of the Daily Adjusting Term SOFR Rate in effect from time to time plus 5.00%. “Cross Aging Percentage” means 35% of the aggregate balance of all accounts owing by a particular Account Debtor. “Daily Adjusting Term SOFR Rate” means, for any day, the rate per annum equal to the Term SOFR Rate. The Daily Adjusting Term SOFR Rate shall be adjusted on a daily basis; provided that, if such rate is not published on such determination date then the rate will be the Term SOFR Rate on the first Business Day immediately prior thereto. The determination of the Daily Adjusting Term SOFR Rate by Lender shall be conclusive in the absence of manifest error. “Debt” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) all obligations of such Person under any swap or hedging contract; (d) all obligations of such Person to pay the deferred purchase price of property or services, including earn-outs (other than trade accounts payable arising in the ordinary course of business not past due for more than 90 days); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all purchase money indebtedness and Capitalized Leases; (g) all liabilities in respect of a Sale and Leaseback Transaction; (h) all Disqualified Equity Interests, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or of Debt into which such Disqualified Equity Interests are convertible or exchangeable) and the (ii) the maximum liquidation preference of such Disqualified Equity Interests; and (i) all Contingent Liabilities of such Person in respect of any of the foregoing. For all purposes hereof, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person. “Default” means any of the events specified in Section 10.1 that, with the passage of time or giving of notice or both, would constitute an Event of Default. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

“Default Rate” means the applicable Contract Rate plus 2.00% per annum. “DIP Borrowing Base” means (a) the Borrowing Base, minus (b) the outstanding Prepetition Obligations and Roll-Up Loans, plus the (c) Permitted Overformula Amount. “Disbursements Variance” has the meaning ascribed to such term in Section 8.3(b). “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security of other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is six months after the Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to six months after the Maturity Date, (c) contains any repurchase obligation that may come into effect prior to payment in full of all Obligations, (d) requires cash dividend payments prior to six months after the Maturity Date, (e) provides the holders of such Equity Interest thereof with any rights to receive any cash upon the occurrence of a change of control prior to six months after the date on which the Obligations have been irrevocably paid in full, unless the rights to receive such cash are contingent upon the Obligations being irrevocably paid in full, or (f) is prohibited by the terms of this Agreement. “Division” means an action or series of actions taken under Applicable Law pursuant to which a limited liability company divides itself into two or more limited liability companies and allocates its assets among the resulting limited liability companies. “Dollar” and “$” means freely transferable United States dollars. “Domestic Subsidiary” means a Subsidiary incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia. “EBITDA” means, for any period, the sum of (a) Net Income (or Net Loss) for such period, plus (b) the interest expense for such period, plus (c) the provision for income taxes allocable to such period, plus (d) any depreciation or amortization expenses incurred in determining Net Income (or Net Loss) for such period. “Eligible Accounts” means all accounts of Ittella which are deemed by Lender in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. In no event shall Eligible Accounts include the following: (a) accounts (i) which are due and payable within 30 days and which remain unpaid more than 90 days past their original invoice dates, (ii) which are due and payable within 15 days and which remain unpaid more than 45 days past their original invoice dates, (iii) which are due and payable within 10 days and which remain unpaid more than 30 days past their original invoice dates; (b) accounts which are not due and payable within 30 days after their original due dates; (c) accounts owing by a single Account Debtor if more than the Cross Aging Percentage of such accounts is ineligible pursuant to clauses (a) or (b) above; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(d) accounts with respect to which the Account Debtor is an Affiliate of a Borrower; (e) accounts with respect to which the obligation of payment by the Account Debtor is or may be conditional for any reason whatsoever including, without limitation, accounts arising with respect to goods that were (i) not sold on an absolute basis, (ii) sold on a bill and hold sale basis, (iii) sold on a consignment sale basis, (iv) sold on a guaranteed sale basis, (v) sold on a sale or return basis, or (vi) sold on the basis of any other similar understanding; (f) accounts with respect to which the Account Debtor is not a resident or citizen of, or otherwise located in, the United States of America or with respect to which the Account Debtor is not subject to service of process in the United States of America; (g) accounts with respect to which the Account Debtor is the United States of America or any other federal governmental body unless such accounts are duly assigned to Lender in compliance with all applicable governmental requirements (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable); (h) accounts with respect to which Ittella is or may be liable to the Account Debtor in any way, or which is subject to any right of setoff or recoupment, or if the Account Debtor thereon has disputed liability or made any claim with respect to any other account due from such Account Debtor; (i) accounts owed by an Account Debtor, to the extent the amount owing thereon, exceeds the credit limit extended to such Account Debtor by Ittella; (j) accounts evidenced by a promissory note or other instrument or by chattel paper; (k) accounts arising out of a sale not made in the ordinary course of any Ittella’s business; (l) accounts with respect to which any of the following events has occurred as to the Account Debtor on such account: death or judicial declaration of incompetency, if the Account Debtor is an individual, the filing of any petition for relief under the Bankruptcy Code or similar proceeding, a general assignment for the benefit of creditors, the appointment of a receiver or trustee, application or petition for dissolution, the sale or transfer of all or any material part of the assets or the cessation of the business as a going concern; (m) accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the applicable Account Debtor or accounts with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the applicable Account Debtor; (n) accounts that are not invoiced within 3 days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto by the applicable Account Debtor; (o) accounts that are not invoiced within the period specified in the contract giving rise thereto or, with respect to such contract, pursuant to a documented change request of Ittella; (p) accounts that are not subject to a first priority perfected security interest in favor of Lender; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(q) that portion of an account balance owed by a single Account Debtor which exceeds the Concentration Limit; (r) accounts with respect to which the Account Debtor is located in any state that requires Ittella to qualify to do business in such state or to file a business activities report or similar report in order to permit Ittella to seek judicial enforcement in such state of payment of such account, unless Ittella is qualified to do business in such state or is in compliance with any such filing requirements; (s) accounts which represent a progress billing; (t) any account which has been bonded or become subject to a suretyship or other similar arrangement or relates to services for which a performance, surety or completion bond or similar assurance has been issued; (u) accounts with respect to which there exists any Lien in favor of any Person other than Lender, unless such Lien has been fully and unconditionally subordinated to Lender’s security interest pursuant to a written agreement in form and substance acceptable to Lender; (v) accounts representing funds paid by vendors of Ittella in connection with promotion of such vendors’ brands; (w) accounts which are owed in any currency other than Dollars; and (x) accounts that Lender, in its sole and absolute discretion, has determined to be ineligible. “Eligible Inventory” means, as at any date of determination, all inventory owned by and in the possession of Ittella and located in the United States of America that are deemed by Lender, in its sole and absolute discretion, to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the generality of the foregoing, unless otherwise agreed by Lender, the following is not Eligible Inventory: (a) work-in-process; (b) finished goods which do not meet the specifications of the purchase order for such goods; (c) inventory with respect to which Lender does not have a valid, first priority and fully perfected Lien; (d) inventory with respect to which there exists any Lien in favor of any Person other than Lender or which has been consigned to Ittella; (e) packaging and shipping materials, products and labels; (f) inventory that is slow-moving or obsolete or returned or repossessed or used goods taken in trade; (g) inventory consisting of sub-assemblies; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(h) inventory produced in violation of the Fair Labor Standards Act, in particular provisions contained in Title 29 U.S.C. 215 (a)(i); (i) customer-supplied inventory; (j) inventory that is subject to any license or other agreement that limits, conditions, or restricts Ittella’s or Lender’s right to sell or otherwise dispose of such inventory or is the subject of a claim that Ittella’s use, marketing, sale, or distribution thereof violates the ownership, patent, copyright, trademark, or other rights of a Person other than Ittella; (k) inventory that is in transit or located at a location for which Lender does not have a valid landlord’s or warehouseman’s waiver or subordination on terms and conditions acceptable to Lender in its sole and absolute discretion and inventory located at any location other than those listed on Schedule 5.1(p); and (l) inventory that Lender, in its sole and absolute discretion, has determined to be ineligible. “Environmental Laws” means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interest” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and any successor statute, and any rule or regulation issued thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party or any of its Subsidiaries within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “Event of Default” means any of the events specified in Section 10.1. “Final DIP Order” means the final order entered by the Bankruptcy Court in the Chapter 11 Cases approving (i) the Loan Parties’ entry into the Loan Documents, (ii) the incurrence by the Loan Parties of the Obligations and the Loans hereunder, (iii) the granting of the super-priority claims and DIP Loan and Security Agreement 4856-7963-4541 v.3.docx liens against the Loan Parties and their assets in favor of the Lender, (iv) the Chapter 11 Debtors’ use of cash collateral, and (v) the granting of adequate protection to the Lender, in each case, on a final basis, in form and substance acceptable to Lender. “Financial Advisor” means a financial restructuring advisor selected by the Borrowers and acceptable to Lender in its sole and absolute discretion. “Financial Statements” means, (a) with respect to financial statements dated as of a date prior to the Closing Date, (i) the balance sheet of Reporting Parties for the fiscal year ended December 31, 2021 and the related statements of profit and loss and cash flows for the year ended on such date, audited by independent public accountants, and (ii) the unaudited balance sheet of Reporting Parties as of April 30, 2022, and the related statements of profit and loss and cash flows for the 4-month period then ended. “First Day Orders” means all material orders entered by the Bankruptcy Court pursuant to motions filed on or about the Petition Date by the Chapter 11 Debtors. “Floor” means a percentage equal to 0.00% per annum. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles and practices consistently applied. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign. “Guaranteed Obligations” has the meaning prescribed to such term in Section 13.1(a). “Guarantor” and “Guarantors” means each Person that guarantees the payment and performance of any of the Obligations. Tattooed Chef is the only Guarantor as of the Closing Date. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Indemnified Party” has the meaning prescribed to such term in Section 11.8. “Initial Budget” has the meaning assigned to such term in the Interim DIP Order. “Intellectual Property” means, as to any Person, all of such Person’s then owned and existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all rights to sue for past, present and future infringements of any of the foregoing. “Intercompany Indebtedness” means Debt owing to (or from) a Loan Party from (or to) another Loan Party. “Interim DIP Order” means the Interim Order Granting Debtors' Emergency Motion For Entry Of Interim And Final Orders (I) Authorizing Debtors To Obtain Postpetition Financing, (II) Authorizing DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Debtors To Use Cash Collateral, (III) Granting Liens And Providing Superpriority Administrative Expense Claims, (IV) Granting Adequate Protection, (V) Modifying Automatic Stay, (VI) Scheduling A Final Hearing, And (VII) Granting Related Relief entered by the Bankruptcy Court on July 6, 2023 (Docket # 77). “Investment” means, with respect to any Person, any investment in another Person, whether by acquisition of any Debt or Equity Interest, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business and consistent with historical practices) or by making an Acquisition. “Lender” has the meaning prescribed for such term in the preamble paragraph of this Agreement. “Lender Advisors” shall mean, collectively, Sheppard Mullin Richter & Hampton LLP, as counsel to the Lender and one counsel to the Lender in each local jurisdiction. “Lender’s Office” means the office of Lender located at South Grand Avenue, Suite 2200, Los Angeles, California 90071, Attention: Portfolio Manager, or such other office as Lender may designate from time to time. “Lien” means, with respect to any Person, any security interest, chattel mortgage, charge, mortgage, deed to secure Debt, deed of trust, lien, pledge, Capitalized Lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind in respect of any property of such Person or upon the income or profits therefrom. “Liquidity” means Adjusted Availability plus cash deposits held at UMB Bank. “Loan Documents” means, collectively, this Agreement, each agreement or document now or hereafter executed and delivered by any Person to evidence, guarantee or secure the Obligations or Guaranteed Obligations, and each other instrument, agreement and document now or hereafter executed and delivered in connection with this Agreement or the Loans and Letters of Credit. “Loan Parties” means, collectively, each Borrower and each Guarantor. “Loans” means all loans and other advances made to Borrowers in connection with this Agreement, including, without limitation, the Revolving Loans and Roll-Up Loans. “Lockbox” means a U.S. Post Office Box(es) established for the receipt of proceeds of Collateral pursuant to an agreement in form and substance satisfactory to Lender. “Material Adverse Change” means any act, omission, event or undertaking which would, singly or in the aggregate, have a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of any Loan Party or any of its Subsidiaries, (b) the ability of any Loan Party to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (c) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document, in each case of the foregoing clauses (a) through (c), other than the commencement of a proceeding under chapter 11 of the Bankruptcy Code and the commencement of the Chapter 11 Cases, events that directly or indirectly customarily and reasonably result from the commencement of the Chapter 11 Cases (in each case, other than matters affecting the Loan Parties that are not subject to the automatic stay) and the consummation of the transactions contemplated by the First Day Orders or the Plan of Reorganization. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

“Material Agreement” means each other contract or agreement to which any Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. “Maturity Date” means September 30, 2023. “Maximum Rate” means the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the Loans under the laws which are presently in effect of the United States and the State of California applicable to Lender and such Debt or, to the extent permitted by law, under Applicable Law of the United States and the State of California which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than Applicable Laws now allows. “Milestones” means milestones agreed to between the Chapter 11 Debtors and the Lender prior to the entry of the Final Order, which milestones must be acceptable to Lender in its sole discretion. “Minimum Outstanding Differential” has the meaning prescribed to such term in Section 3.2(g). “Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Lender. “Mortgaged Property” means all rights and interests of any Borrower in the real property located in the City of Albuquerque, Bernalillo County, New Mexico, whether in fee or leasehold and including, without limitation, any and all purchase options or other rights or interests. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which a Loan Party or a Related Company is required to contribute or has contributed within the immediately preceding 6 years. “Net Amount” means (a) with respect to Eligible Accounts at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed and (b) with respect to Eligible Inventory at any time, the lesser of cost value or market value thereof, determined in a manner acceptable to Lender, and excluding any portion of cost attributable to intercompany profit among Loan Parties and their Affiliates. “Net Income” or “Net Loss” means, with respect to any Person, the net income or net loss of such Person for the period in question (after provision for income taxes) determined in accordance with GAAP, provided that the impact of any extraordinary gains, determined in accordance with GAAP (prior to the effectiveness of FASB ASU 2015-01), shall be excluded from the determination of “Net Income” and “Net Loss.” “Non-Financed Capital Expenditures” means Capital Expenditures that are made with funds other than funds obtained from a seller of the capital assets, by a lender, lessor or another financial institution, including, without limitation, Lender, for the specific purpose of making such Capital Expenditure; provided, however, that Capital Expenditures funded from advances under the Revolving Loans shall be considered Non-Financed Capital Expenditures. “Obligations” means (a) the due and punctual payment by the Borrowers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment DIP Loan and Security Agreement 4856-7963-4541 v.3.docx or otherwise, and (ii) all other monetary obligations of the Borrowers under this Agreement and each of the other Loan Documents (including obligations to pay fees, expense reimbursement and indemnification obligations), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding. “Official Committee” shall mean any official committee of unsecured creditors appointed in any of the Chapter 11 Cases. “Orders” shall mean the Interim DIP Order and/or the Final DIP Order, in each case as the context requires. “Operating Lease” means any lease (other than a lease constituting a Capitalized Lease) of real or personal property determined in accordance with GAAP. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Permitted Debt” means (a) the Obligations, (b) Debt constituting purchase money indebtedness or Capitalized Lease Obligations in aggregate amount outstanding not to exceed $1,000,000, (c) the Subordinated Debt, and (d) Debt existing on the Closing Date and described on Schedule 9.3 attached hereto and made a part hereof. “Permitted Investments” means Investments of Loan Parties in (a) negotiable certificates of deposit issued by any commercial bank having capital and surplus in excess of $100,000,000, and (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of repurchase of not more than one year and repurchase agreements relating to the same. “Permitted Liens” means Liens existing on the Petition Date and Liens permitted by the Orders. “Permitted Overformula Amount” means (a) the “Permitted Over formula” line item of the Approved Budget, minus (b) the proceeds received from the sale of any Collateral outside the ordinary course of business, including, without limitation, the proceeds of any 363 Sale Transaction. “Permitted Variance” means with respect to the second Variance Report and each Variance Report thereafter, 10%. “Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization or a government or any agency or political subdivision thereof. “Petition Date” has the meaning assigned to such term in the recitals hereto. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

“Prepetition Collateral” shall mean the “Collateral” as defined in the Prepetition Credit Agreement. “Prepetition Credit Agreement” has the meaning assigned to such term in the recitals hereto. “Prepetition Liens” shall mean the liens and security interests granted by the Loan Parties to secure the Prepetition Obligations. “Prepetition Loan Documents” shall mean the “Loan Documents” under and as defined in the Prepetition Credit Agreement. “Prepetition Loans” shall mean the “Loans” under and as defined in the Prepetition Credit Agreement. “Prepetition Obligations” shall mean all “Obligations” as such term is defined in the Prepetition Credit Agreement, excluding therefrom any Obligations as defined herein. “Prime Rate” means, on any date of determination, the greater of (a) the Floor and (b) the rate per annum published from time to time by The Wall Street Journal as the base rate for corporate loans at large commercial banks (or if more than one such rate is published, the higher or highest of the rates so published). If such rate is no longer published by The Wall Street Journal, then Lender shall, in its sole and absolute discretion, substitute the base or prime rate for corporate loans at a large commercial bank for the base rate published in The Wall Street Journal. Such rate may not necessarily be the lowest or best rate actually charged to any customer of such commercial bank. Any change in the Prime Rate shall become effective on the day of such change. The determination of the Prime Rate by Lender shall be conclusive in the absence of manifest error. "Producer's Lien" means any agricultural producer's lien, statutory trust (including, without limitation, the statutory trust created by the Perishable Agricultural Commodities Act, as amended) or similar security arrangements that secure the payment of any amounts owed from time to time by Borrower to any Person (including, without limitation, producers, suppliers, sellers and their agents) on account of the purchase price of agricultural products or services. “Producer Payables” means accounts payable with are subject to a Producer’s Lien. “Professional Fee Variance” has the meaning ascribed to such term in Section 8.3(b). “Properly Contested” means, with respect to any obligation of any Loan Party, (a) the obligation is subject to a bona fide dispute regarding amount or such Loan Party’s liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) non-payment could not reasonably be expected to have a Material Adverse Change, nor could reasonably be expected to result in forfeiture or sale of any assets of such Loan Party; and (e) no Lien is imposed on assets of such Loan Party, unless bonded and stayed to the satisfaction of Lender. “Protective Advance” has the meaning prescribed to such term in Section 11.18. “Related Company” means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated DIP Loan and Security Agreement 4856-7963-4541 v.3.docx service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above. “Remaining Letter of Credit Obligations” has the meaning prescribed to such term in Section 2.7(f)(vi). “Receipts Variance” has the meaning ascribed to such term in Section 8.3(b). “Reporting Parties” means Tattooed Chef and its consolidated Subsidiaries. “Reserve” means, as of any date of determination, an amount from time to time established by Lender in its sole and absolute discretion as a reserve in reduction of the Borrowing Base in respect of contingencies or other potential factors (such as, without limitation, rebates, sales taxes, property taxes, installation and delivery expenses, and warranties) which could adversely affect or otherwise reduce the anticipated amount of timely collections in payment of Eligible Accounts or the value (whether at cost, market or orderly liquidation value) of Eligible Inventory, which could affect the enforceability, perfection or priority of Lender’s Lien on the Collateral or which does or would with notice or passage of time or both, constitute an Event of Default. The “Reserve”, if any from time to time, does not represent cash funds. “Restricted Payments” means, with respect to any Person, (a) the retirement, redemption, purchase, or other acquisition for value of any Equity Interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any Equity Interests (excluding distributions made solely in shares of stock of the same class) or any other payment by such Person in respect of Equity Interests, (c) any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Debt which ranks junior to the payment, or as to the distribution of assets upon any liquidation, dissolution or winding up of such Person to the Obligations, whether as a matter of contract or law, (d) the payment by any Person of the principal amount of or interest on any Debt (other than trade payables incurred in the ordinary course of business) owing to an Affiliate of such Person, or (e) the payment of any management fees or similar fees to any Person, including, without limitation, any holders of its Equity Interests or any Affiliate thereof. “Revolving Facility Limit” means $3,000,000. “Revolving Loan” has the meaning prescribed to such term in Section 2.1. “Roll-Up” means the “roll-up” of Prepetition Loans into Roll-Up Loans pursuant to the Orders. “Roll-Up Loans” has the meaning prescribed to such term in Section 2.3. “Sale and Leaseback Transaction” means, with respect to any Person, any arrangement, directly or indirectly, whereby such Person shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease from such Person, such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sales Variance” has the meaning ascribed to such term in Section 8.3(b). “Sanction” or “Sanctions” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the OFAC, the U.S. State Department, the U.S. Department of Commerce, or through any existing or future Executive Order, (b) DIP Loan and Security Agreement 4856-7963-4541 v.3.docx the United Nations Security Council, (c) the European Union, (d) the United Kingdom, or (e) any other Governmental Authorities with jurisdiction over any Loan Party or any of its Subsidiaries. “Sanctioned Person” means any Person that is a target of Sanctions, including without limitation, a Person that is: (a) listed on OFAC’s Specially Designated Nationals and Blocked Persons List; (b) listed on OFAC’s Consolidated Non-Specially Designated Nationals List; (c) a legal entity that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Peron(s); or (d) a Person that is a Sanctions target pursuant to any territorial or country-based Sanctions program. “Schedule of Accounts” means a schedule delivered by Borrowers to Lender pursuant to the provisions of Section 8.3(a). “Schedule of Inventory” means a schedule delivered by Borrowers to Lender pursuant to the provisions of Section 8.3(e). “Second Amendment Effective Date” means the effective date of the Second Amendment to Amended and Restated Loan and Security Agreement, dated as of June 17, 2023.” “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, when used in connection with any Person, that such Person has assets of a fair value which exceeds the total liabilities of such Person and which exceeds the amount required to pay its Debts (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured, and that such Person is able to, and anticipates that it will be able to, meet its Debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged, and when used in connection with any Loan Party, that all of the foregoing requirements are true after given effect to the transactions contemplated hereby, and that such Loan Party will not be rendered insolvent by the execution and delivery of the Loan Documents or by completion of the transactions contemplated hereunder or thereunder. “Subordinated Debt” means Debt owing by a Loan Party to a third Person that has been (a) approved in writing by Lender at its sole option and (b) subordinated to the payment of the Obligations pursuant to a written subordination agreement executed by Lender and the holder of such Debt containing terms acceptable to Lender in its sole and absolute discretion. “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company, or other legal entity in which that Person directly or indirectly owns or controls the shares of Equity Interests having ordinary voting power to elect a majority of the board of directors (or appoint a majority of other comparable managers) of such corporation, partnership, limited liability company, or other legal entity. “Supporting Letter of Credit” has the meaning prescribed to such term in Section 2.7(f)(vi). “Tattooed Chef” means Tattooed Chef, Inc., a Delaware corporation. “Termination Event” means (a) a “Reportable Event” as defined in Section 4043 of ERISA, but excluding any such event as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan. “Term SOFR Rate” means, on any date of determination, the greater of (a) the Floor and (b) the 1 Month Term SOFR published by CME Group Benchmarks Administration Limited (or a successor administrator designated by the relevant authority) as reported on Bloomberg Screen SR1M or other similar service selected by Lender. The determination of the Term SOFR Rate by Lender shall be conclusive in the absence of manifest error. Notwithstanding the foregoing, at no time shall the Term SOFR Rate be less than the Floor. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.9, in the event that a Benchmark Replacement with respect to the Term SOFR Reference Rate is implemented, then all references herein to Term SOFR Rate shall be deemed references to such Benchmark Replacement “Term SOFR Reference Rate” means the forward-looking term rate based on 3-month SOFR. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of California, including without limitation, any amendments thereto which are effective after the date hereof or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction. “UMB” means UMB Bank, N.A., a national banking association. “Unfunded Vested Liabilities” means the amount (if any) by which (i) the actuarial present value of accumulated benefits under a Benefit Plan which are vested exceeds (ii) such Benefit Plan’s net assets available for benefits (all as determined in connection with the filing of Loan Parties’ most recent Annual Report on Form 5500) but only to the extent such excess would, if such Benefit Plan were to terminate as of such date, represent a liability of a Loan Party or any ERISA Affiliate to the PBGC under Title IV of ERISA. In each case the foregoing determination shall be made as of the most recent date prior to the filing of said Annual Report as of which such actuarial present value of accumulated Benefit Plan benefits is determined. “Updated Budget” has the meaning ascribed to such term in the Orders. “Variance Report” has the meaning ascribed to such term in Section 8.3(b). “Variance Report Deadline” has the meaning ascribed to such term Section 8.3(b). “Weekly Fee Estimates” means the good faith estimate of the accrued fees of each of the Professional Persons from the Petition Date through the applicable Variance Report Deadline. Section 1.2 UCC Terms. Terms defined in the UCC (such as, but not limited to, accounts, chattel paper, commercial tort claims, contract rights, deposit account, documents, electronic chattel paper, equipment, financial assets, fixtures, general intangibles, goods, instruments, investment property, inventory, proceeds, security, security certificates and tangible chattel paper), as and when used (without being capitalized) in this Agreement or the Loan Documents, shall have the meanings given to such terms in the UCC. Section 1.3 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to DIP Loan and Security Agreement 4856-7963-4541 v.3.docx accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to Lender hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of Reporting Parties referenced in Section 5.1(l). Section 1.4 Interpretative Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. (c) The term “including” is not limiting and means “including without limitation.” (d) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.” (e) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation, and (iii) references to any Person shall be deemed to include such Person’s successors and permitted assigns. (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms. ARTICLE II - LOANS Section 2.1 Revolving Loans. Subject to the terms and conditions of this Agreement, prior to the Maturity Date, Lender shall make revolving loan advances to Borrowers (each a “Revolving Loan” and collectively the “Revolving Loans”) in an outstanding aggregate principal amount not to exceed at any time the lesser of (a) the Revolving Facility Limit, and (b) the DIP Borrowing Base. Borrowers may borrow, repay and reborrow the principal of the Revolving Loans in accordance with the terms of this Agreement. Section 2.2 Requests for Revolving Loans. A request for a Revolving Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower Agent may request a Revolving Loan by notifying Lender (a “Notice of Borrowing”), before 10:00 a.m. (Los Angeles, California, time) on the proposed borrowing date, of Borrowers’ intention to borrow and specifying the effective date and amount of the requested advance. Any Notice of Borrowing may be made by telephone and confirmed in writing (including email or facsimile) with each writing being in a form acceptable to Lender; provided that the failure to provide written confirmation shall not invalidate any telephonic notice and, if such written confirmation differs in any respect from the action taken by Lender, the records of Lender shall control absent manifest error. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(b) Borrowers’ failure to pay any amount required to be paid under any Loan Document or any Obligation shall be deemed, in Lender’s sole and absolute discretion, to be a request for a Revolving Loan on the due date in the amount required to pay such amount, and such request shall be irrevocable. Lender shall not have any obligation to Borrowers to honor any deemed request for an advance but may do so in its sole and absolute discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default. Section 2.3 Roll-Up Loans. Subject to the terms and conditions set forth in this Agreement and the Interim DIP Order, effective immediately upon Closing Date and without any further action by any party to this Agreement or the other Loan Documents, the Bankruptcy Court or any other Person, Prepetition Loans in an aggregate amount equal to $3,000,000 shall be automatically deemed (on a cashless dollar-for-dollar basis) to constitute Loans under this Agreement (“Roll-Up Loans”), which Roll-Up Loans shall be due and payable in accordance with the terms and conditions set forth in this Agreement. Upon the foregoing Roll-Up, the outstanding principal balance of the Prepetition Loans shall be automatically and irrevocably deemed reduced by the amount of Lender’s Roll-Up Loan. Roll-Up Loans repaid or prepaid may not be reborrowed. Section 2.4 Repayment of the Loans. The Loans shall be repaid as follows: (i) unless accelerated in accordance with the terms hereof, the outstanding principal amount of, and all accrued and unpaid interest on, the Loans are due and payable, without demand, on the Maturity Date; (ii) if any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder; (iii) if at any time the aggregate principal amount of the Loans exceeds the lesser of (a) the Revolving Facility Limit, and (b) the DIP Borrowing Base, Borrowers shall immediately repay the Loans in the amount to eliminate such excess; and (iv) Borrowers hereby instruct Lender to repay the Revolving Loans on any day in an amount equal to the amount received by Lender on such day pursuant to Section 6.2. Payments on account of the Loans shall be applied (a) first, to interest, fees and expenses which are then due, (b) second, to the Revolving Loans until repaid in full, and (c) third, to the Roll-Up Loans. Section 2.5 Disbursement of Loans. Each Borrower hereby irrevocably authorizes Lender to disburse the proceeds of the Loans requested, or deemed to be requested, pursuant to this Article II as follows: (i) each advance requested under Section 2.2(a) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, (a) in the case of the initial Loans made on the Closing Date, in accordance with the written instructions from Borrower Agent to Lender, and (b) in the case of each subsequent Loan, to a deposit account owned by Borrower Agent and designated in writing by Borrower Agent to Lender; and (ii) the proceeds of each Loan requested under Section 2.2(b) shall be distributed by Lender by way of direct payment of the relevant Obligation. Section 2.6 Deemed Requests for Loans to Pay Required Payments. All payments of principal, interest, fees and other amount payable hereunder, including all reimbursements for expenses pursuant to Section 11.2, may be paid from the proceeds of Revolving Loans, whether made pursuant to a request by Borrower Agent or a deemed request as provided herein. Each Borrower hereby irrevocably authorizes Lender to make any Revolving Loan for the purpose of paying principal, interest, fees and other amounts payable under the Loan Documents, including reimbursing costs or expenses for which Borrowers are obligated under the Loan Documents, whether or not any condition precedent specified by Article IV has been satisfied, and agrees that all Revolving Loans so made shall be deemed to have been requested by Borrowers pursuant to this Agreement. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

ARTICLE III - GENERAL LOAN PROVISIONS; FEES AND EXPENSES Section 3.1 Interest. (a) Loans. Borrowers shall pay interest on the unpaid principal amount of the outstanding Obligations at a rate per annum equal to the lesser of (i) the Maximum Rate and (ii) the Contract Rate applicable to such Obligations, and such interest shall be, payable monthly in arrears on the first day of each calendar month and on the Maturity Date. (b) Default Rate. From and after the occurrence of an Event of Default, the unpaid principal amount of all Obligations shall, at the option of Lender, bear interest until paid in full (or, if earlier, until such Event of Default is cured or waived in writing by Lender) at a rate per annum equal to the lesser of (i) the Maximum Rate and (ii) the Default Rate, payable on demand. (c) Computation of Interest. The interest rates provided for in Section 3.1(a) and Section 3.1(b) shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided, however, any calculation of the Maximum Rate shall be computed on the basis of the actual days elapsed in a year of 365 or 366 days, as appropriate. Section 3.2 Fees and Expenses. (a) Backend Fee. In consideration for Lender’s agreement to make the Loans in accordance with the terms of this Agreement, Borrowers shall pay to Lender a fee in the amount of 2.00% of the Revolving Facility Limit, such fee will be fully earned on the Closing Date and will be due and payable on the Maturity Date. (b) Float Fee. Notwithstanding the actual date application of funds in the Collection Account to the Obligations, Lender shall be entitled to charge Borrowers for one (1) Business Day of ‘float’ at the Contract Rate, or if Lender so elects after an Event of Default has occurred, at the Default Rate, on all collections, checks, wire transfers, or other items of payment that are received by Lender. This across-the-board float charge on all receipts is acknowledged by the parties to constitute an integral aspect of the pricing of Lender’s facility to Borrowers, and shall apply irrespective of the level of Borrowers’ Obligations to Lender. (c) Expenses. Borrowers shall pay Lender the expenses as set forth in Section 11.2. Section 3.3 Manner of Payment. (a) Timing. Each payment by Borrowers on account of the Obligations payable to Lender by Borrowers pursuant to this Agreement or the other Loan Documents shall be made not later than 1:00 p.m. (Los Angeles, California, time) on the applicable due date (or if such day is not a Business Day, the next succeeding Business Day, provided that interest shall continue to accrue until such payment is made). All payments shall be made to Lender at Lender’s Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. (b) Charging Accounts. Each Borrower hereby irrevocably authorizes Lender and each Affiliate of Lender to charge any account of such Borrower maintained with Lender or such Affiliate with such amounts as may be necessary from time to time to pay any Obligations owed by Borrowers which are not paid when due. Section 3.4 Termination of Agreement or Facility. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(a) Required Payments of Loans. On the Maturity Date, Borrowers shall pay to Lender (i) the outstanding principal of, and accrued and unpaid interest on, the Loans on such date, (ii) all fees accrued and unpaid, (iii) any amounts payable to Lender pursuant to the other provisions of this Agreement or any other Loan Document, and (iv) any and all other Obligations then outstanding. Section 3.5 Evidence of Debt. (a) At the request of Lender, the Loans shall be further evidenced by one or more promissory notes. (b) Lender shall maintain accounts in which it will record (i) the amount of each Loan extended hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to Lender hereunder, and (iii) the amount of any payment received by Lender hereunder from Borrowers. (c) The entries in the accounts maintained pursuant to Section 3.5(b) shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrowers to repay the Obligations in accordance with their terms. Section 3.6 Changes in Capital Adequacy Regulations. If Lender reasonably determines that the amount of capital required or expected to be maintained by Lender or any corporation controlling Lender is increased as a result of a Change in Law, then, within 15 days of demand for payment by Lender to Borrowers, Borrowers shall pay Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which Lender determines is attributable to this Agreement and any facility hereunder. Section 3.7 Lender Statements; Survival of Indemnity. Lender shall deliver a written statement to Borrower Agent as to the amount due, if any, under Section 3.6. Such written statement shall set forth in reasonable detail the calculations upon which Lender determined such amount and shall be final, conclusive and binding on Borrowers in the absence of manifest error. Unless otherwise provided herein, the amount specified in the written statement of Lender shall be payable on demand after receipt by Borrower Agent of such written statement. The obligations of Borrowers under Section 3.6 shall survive payment of the Obligations and termination of this Agreement. Section 3.8 Maximum Interest; Controlling Limitation. (a) Each of Lender and Loan Parties acknowledges, agrees, and declares that it is its intention to expressly comply with all Applicable Laws in respect of limitations on the amount or rate of interest that can legally be contracted for, charged or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provisions of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Applicable Law) under the Loan Documents paid by any Loan Party, received by Lender or agreed to be paid by Loan Parties, or requested or demanded to be paid by Lender exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by this Section. To the extent permitted by Applicable Law, all interest paid, or agreed to be paid, by any Loan Party, or taken, reserved, or received by DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Lender shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant hereto, Lender shall never be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event Lender ever charges, receives, takes, reserves, collects, or applies any amount in respect of any Loan Party that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations other than interest and, if the principal balance thereof is paid in full, any remaining excess shall forthwith be refunded to such Loan Party. Subject to the foregoing, each Loan Party hereby agrees that the actual effective rate of interest from time to time existing under the Loan Documents, including all amounts agreed to by Loan Parties pursuant to and in accordance with the Loan Documents which may be deemed to be interest under any Applicable Law, shall be deemed to be a rate which is agreed to and stipulated by Loan Parties and Lender in accordance with Applicable Law. (b) To the maximum extent permitted under any Applicable Law, each Loan Party and Lender shall (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (ii) exclude prepayments, acceleration, and the effect thereof. (c) Subject to Section 3.8(a), after any period during which the limitations prescribed by Section 3.8(a), have limited the applicable rate of interest on the Obligations to the Maximum Rate when, absent such limitations, such applicable rate would have exceeded the Maximum Rate, then, thereafter, the rate of interest applicable to the Obligations shall instead be deemed to be, and shall remain at, the Maximum Rate (notwithstanding any other provision of this Agreement other than Section 3.8(a)), until such time as the amount of interest paid hereunder equals the amount of interest that would have been lawfully contracted, charged or received in the absence of the limitation prescribed by Section 3.8(a). Section 3.9 Benchmark Replacement Procedures. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes this Agreement or any other Loan Document in respect of any Benchmark setting at or on the first (1st) day of the month immediately following the month in which Lender provides written notice to Borrowers of the Benchmark Transition Event (the “Benchmark Transition Start Date”). Such amendment shall become effective without any further action or consent of any Borrower; provided, however, that Borrowers shall execute any amendment(s) evidencing the Benchmark Replacement and any Benchmark Replacement Conforming Changes within ten (10) Business Days of delivery of such amendment by Lender to Borrowers. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendment(s) implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any Borrower, but shall be subject to each Borrower’s obligation to execute any amendment(s) evidencing the same. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(c) Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrowers of: (i) any occurrence of a Benchmark Transition Event and its Benchmark Transition Start Date; (ii) implementation of any Benchmark Replacement, (iii) the effect of any Benchmark Replacement Conforming Changes. Any determination, decision, or election that may be made by Lender pursuant to this Section 3.9, including any determination with respect to a tenor, rate, or adjustment, or of the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in Lender’s sole discretion and without the consent of any Borrower except, in each case, as expressly required pursuant to this Section 3.9. (d) Alternative Contract Rate Until Benchmark Replacement is Selected. Upon the occurrence of a Benchmark Transition Event, commencing on the first Business Day of the following month and continuing until the Benchmark Replacement has been determined by Lender, the Contract Rate shall be the Alternative Contract Rate. (e) Certain Defined Terms. As used in this Section 3.9: “Alternative Contract Rate” means the Prime Rate plus or minus a spread adjustment (which may be a positive or negative value or zero), as determined by Lender (with the intention that the Prime Rate plus or minus such spread shall be substantially equivalent to the previously available Contract Rate). “Benchmark” means initially, Term SOFR Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.9(a), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by Lender plus (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than the Floor, then the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of a Benchmark with an alternate benchmark rate, the spread adjustment applied to said alternate benchmark rate (which may be a positive or negative value or zero), or the method for calculating or determining such spread adjustment, that has been selected by Lender. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative, or operational changes (including timing and frequency of determining rates and making payments of interest and other administrative matters) that Lender determines may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender were to determine that adoption of any portion of such market practice is not administratively feasible, or if Lender were to determine that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Lender would determine is reasonably necessary in connection with the administration of this Agreement). “Benchmark Transition Event” means, with respect to any then-current Benchmark, (a) the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (i) such administrator has ceased or will cease on a specified date to provide the relevant tenor of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the equivalent tenor of such Benchmark or (ii) the relevant tenor of such Benchmark is or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, or (b) a determination by Lender that (i) adequate and fair means do not exist for ascertaining any then-current Benchmark; or (ii) any then-current Benchmark does not accurately reflect the cost to the Lender of the Loans. ARTICLE IV -CONDITIONS PRECEDENT Section 4.1 Conditions Precedent. Lender shall not be obligated to make the initial Loans, issue any Letter of Credit or any other advance hereunder until (i) it shall have received the following documents and items, each duly executed and delivered in form and substance satisfactory to Lender, in its sole and absolute discretion, and (ii) the following requirements have been fulfilled to the satisfaction of Lender, in its sole and absolute discretion: (a) this Agreement and promissory note evidencing the Loans; (b) the Bankruptcy Court shall have entered the Interim DIP Order no later than three (3) Business Days after the Petition Date, which Interim DIP Order shall be in full force and effect and shall not have been reversed, vacated or stayed, and shall not have been amended, supplemented or otherwise modified without the prior written consent of the Lender (c) a certificate executed by a duly authorized officer of each Loan Party certifying (i) the names and signatures of the officers of such Person authorized to execute Loan Documents, (ii) the resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Person authorizing the execution of this Agreement and the other Loan Documents, as appropriate, (iii) the correctness and completeness of the copy of the bylaws (or equivalent governing document) of such Person attached thereto and (iv) the correctness and completeness of the copy of the certificate of incorporation (or equivalent governing document) of such Person attached thereto; (d) a Borrowing Base Certificate executed by the chief financial officer of Borrower Agent making a request for Revolving Loans, prepared as of a date acceptable to Lender; (e) such other documents, certificates, opinions, and information that Lender may require; and (f) approval of the transaction contemplated hereby by the credit committee of Lender. Section 4.2 Conditions to Subsequent Advances. The obligation of Lender to issue any Letter of Credit or make any other Loan subsequent to the initial Loan is subject to the following conditions precedent: DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(a) Borrowing Base Certificate. Lender shall have received from Borrowers a Borrowing Base Certificate executed by the chief financial officer of Borrower Agent prepared as of a date not more than 5 Business Days prior to the date of the requested advance. (b) Representations and Warranties. The representations and warranties contained in each of the Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct with the same force and effect as though made on and as of the date of such advance (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true in all material respects with the same force and effect as though made on and as of the date of such advance (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). (c) Defaults and Events of Default. No Default or Event of Default shall have occurred and be continuing. (d) Adverse Change. No event shall have occurred or circumstance exists that has or could reasonably be expected to have a Material Adverse Change. (e) Legal Restriction. Such advance or financial accommodation shall not be prohibited by any law or regulation or any order of any court or Governmental Authority or agency. (f) No Repudiation. No Loan Party shall have repudiated or made any anticipatory breach or repudiation of any of its obligations under any Loan Document. ARTICLE V - REPRESENTATIONS AND WARRANTIES Section 5.1 Representations and Warranties. As of the Closing Date and the date of each subsequent advance or Loan, each Loan Party represents and warrants to Lender as follows: (a) Organization; Power; Qualification. Each Chapter 11 Debtor is a debtor in the Chapter 11 Cases. Each Loan Party is the type of entity identified on Schedule 5.1(a), duly organized, validly existing and in good standing under the laws of state identified on Schedule 5.1(a) and is qualified to do business in each state in which the nature of its properties or its activities requires such qualification, except to the extent the failure to be so qualified could not reasonably be expected to have a Material Adverse Change. The jurisdictions in which each Loan Party is qualified to do business as a foreign entity are listed on Schedule 5.1(a). Each Loan Party’s federal employer identification number and its organizational number with the Secretary of State of the state of its organization (if issued) are as set forth on Schedule 5.1(a). (b) Authorization; Enforceability. Each Loan Party has the power and authority to, and is duly authorized to, execute and deliver the Loan Documents to be executed by such Loan Party. Each of the Loan Documents to which a Loan Party is a party, constitutes the legal, valid and binding obligations of such Loan Party subject to the entry by the Bankruptcy Court of the Interim Order and, when applicable, the Final Order. (c) Subsidiaries, Parents and Affiliates; Ownership. Except as shown on Schedule 5.1(c), no Loan Party has any Subsidiaries. The outstanding Equity Interests of each Loan Party have been duly and validly issued and are fully paid and nonassessable (to the extent applicable), DIP Loan and Security Agreement 4856-7963-4541 v.3.docx and the number and owners of such Equity Interests are set forth on Schedule 5.1(c). The information included in the Beneficial Ownership Certification most recently provided to Lender is true and complete in all respects. (d) Conflicts. Neither the execution and delivery of the Loan Documents, nor consummation of any of the transactions therein contemplated nor compliance with the terms and provisions thereof, will contravene any provision of Applicable Law or any judgment, decree, license, order or permit applicable to any Loan Party or will conflict with, or will result in any breach of, any agreement to which such Loan Party is a party or by which such Loan Party may be bound or subject, or violate any provision of the organizational documents of such Loan Party or violate the Interim DIP Order upon entry thereof or, when applicable, the Final DIP Order upon entry thereof. (e) Consents and Governmental Approvals. No governmental approval nor any consent or approval of any third Person (other than those which have been obtained prior to the date hereof and subject to the entry by the Bankruptcy Court of the Interim Order and, when applicable, the Final Order) is required in connection with the execution, delivery and performance by any Loan Party of the Loan Documents to which such Loan Party is a party. Each Loan Party is in compliance with all applicable governmental approvals and permits. (f) Loans. No Loan Party has made any loans or advances to any Affiliate or other Person except to the extent expressly permitted by the terms of this Agreement. (g) Business. Loan Parties are engaged principally in the business of the manufacture of frozen food items. (h) Title; Liens. Except for Permitted Liens, all of the properties and assets of Loan Parties are free and clear of all Liens, and each Loan Party has good and marketable or valid leasehold title to such properties and assets. Each Lien granted, or intended to be granted, to Lender pursuant to the Loan Documents is a valid, enforceable, perfected, first priority Lien and security interest. (i) Debt and Contingent Liabilities. As of the Closing Date, set forth on Schedule 5.1(i) is a complete and correct listing of all of Loan Parties’ (i) Debt and (ii) Contingent Liabilities. (j) Suits, Actions, Etc. Except as disclosed on Schedule 5.1(j), no litigation, arbitration, governmental investigation, proceeding or inquiry is pending or, to the knowledge of any Loan Party, threatened against such Loan Party or that could materially affect any of the Collateral. No such litigation, arbitration, governmental investigation, proceeding or inquiry could reasonably be expected to result in a Material Adverse Change. (k) Tax Returns and Payments. All tax returns required to be filed by any Loan Party in any jurisdiction have been filed and all taxes (including property taxes) have been paid prior to the date on which they become delinquent or penalties attach unless such taxes are being Properly Contested. (l) Financial Condition. Loan Parties have delivered to Lender copies of the Financial Statements. The Financial Statements fairly present the financial condition of Loan Parties as of their respective dates and have been prepared in accordance with GAAP (except, with respect to the unaudited statements, for the presentation of footnotes and for applicable normal year-end audit adjustments). There is no Debt of any Loan Party which is not reflected in the Financial Statements, and no event or circumstance has occurred since the date of the DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Financial Statements which has had or could reasonably be expected to have or result in a Material Adverse Change. (m) ERISA. No Loan Party nor any Related Company maintains or contributes to any Benefit Plan or Multiemployer Plan other than those listed on Schedule 5.1(m). Further, (i) no Reportable Event (as defined in ERISA) has occurred and is continuing with respect to any Benefit Plan, and (ii) the PBGC has not instituted proceedings to terminate any Benefit Plan. Each Loan Party and each Related Company has satisfied the minimum funding standards under ERISA with respect to its Benefit Plans and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Benefit Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. (n) Defaults. No Default or Event of Default has occurred and is continuing. (o) Borrowing Base Reports. All accounts and inventory included in any Borrowing Base Certificate constitute Eligible Accounts or Eligible Inventory, as appropriate, except as disclosed in writing in such Borrowing Base Certificate. (p) Locations of Inventory and Equipment. Set forth on Schedule 5.1(p) are (i) the location and address where all inventory and equipment of each Loan Party is located, except for inventory that is in transit to such location, and (ii) if the facility is leased or is a third party warehouse, processor location, the name of the landlord or such third party warehouseman or processor. (q) Place of Business. The place of business of each Loan Party (or if such Loan Party has more than one place of business, its chief executive office) is at the address or addresses set forth on Schedule 5.1(q) and the books and records relating to the accounts of such Loan Party are located at the address or addresses set forth on Schedule 5.1(q). (r) Corporate and Fictitious Names; Trade Names. Except as disclosed on Schedule 5.1(r), no Loan Party has, during the preceding five years, (i) been known as or used any other corporate, fictitious or trade names, (ii) been the surviving corporation of a merger or consolidation, or (iii) acquired all or substantially all of the assets of any Person. (s) Intellectual Property. Schedule 5.1(s) lists all Intellectual Property owned by any Loan Party. Each Loan Party owns or possesses all Intellectual Property required to conduct its business as now and presently planned to be conducted without, to its knowledge, any material conflict with the rights of others. (t) Payroll Taxes. Each Loan Party has made all payroll tax deposits for all of its employees on or before the date when due. (u) [Reserved]. (v) Permits and Licenses. Each Loan Party has obtained and maintains all permits and licenses necessary for such Loan Party to conduct its business. To the extent such permits and licenses must be held by individuals, all employees of each Loan Party required to obtain and maintain permits and licenses necessary for them to conduct such Loan Party’s business have been obtained and are maintained and current. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(w) Deposit Accounts. Except as may be designated to Lender by a Loan Party in writing after the Closing Date and approved by Lender in writing, each deposit account of a Loan Party is listed in Schedule 5.1(w). (x) Compliance with Laws. Each Loan Party and its Subsidiaries each is in compliance, in all material respects, with Applicable Law. (y) Material Agreements. Schedule 5.1(y) sets forth all Material Agreements to which any Loan Party is a party or is otherwise bound, true, correct and complete copies of which have been delivered to Lender. Schedule 5.1(y) further identifies, as of the Closing Date, each such Material Agreement that requires consent to the granting of a Lien in favor of Lender on the rights of such Loan Party thereunder. No Loan Party is in default under or with respect to any such Material Agreement that gives rise to a right of termination by the non-defaulting party and could reasonably be expected to have a Material Adverse Change. (z) Non-Regulated Entities. No Loan Party is an “Investment Company” within the meaning of the Investment Company Act of 1940. No Loan Party is subject to regulation under the Federal Power Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur Debt. (aa) Investment Banking or Finder’s Fees. No Loan Party has agreed to pay or is otherwise obligated to pay or reimburse any Person with respect to any investment banking or similar or related fee, underwriter’s fee, finder’s fee or broker’s fee in connection with this Agreement. (bb) Sanctions, Anti-Corruption and Anti-Money Laundering Laws. No Loan Party is: (a) a Sanctioned Person; (b) controlled by or acting on behalf of a Sanctioned Person; (c) under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions. Each Loan Party: (a) is in compliance with all Anti-Corruption Laws and Anti-Money Laundering Laws; (b) is not, and has not been, under administrative, civil or criminal investigation; and (c) has not received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. The provisions in this Section shall prevail and control over any contrary provisions in this Agreement or in any related documents. (cc) Surety Obligations. No Loan Party is obligated as surety or indemnitor under any bond or other contract that assures payment or performance of any obligation of any Person, except as permitted hereunder. (dd) Producer Payables. Borrower has no past-due Producer Payables. (ee) Full Disclosure. None of the representations or warranties made by any Loan Party in the Loan Documents and none of the statements contained in any Schedule or any report, statement or certificate furnished to Lender by or on behalf of any Loan Party in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. There is no fact or circumstance that any Loan Party has failed to disclose to Lender in writing that could reasonably be expected to have a Material Adverse Change. (ff) Holding Company. Tattooed Chef has not engaged in any business, and has not owned and does not own any assets other than those as permitted by this Agreement. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(gg) Orders. The Interim DIP Order is in full force and effect and has not been vacated, reversed or rescinded or, without the prior written consent of the Lender, amended or modified and no appeal of such Interim DIP Order has been timely filed or, if timely filed, no stay pending such appeal is currently effective. After entry of the Final DIP Order, the Final DIP Order is in full force and effect and has not been vacated, reversed or rescinded or, without the prior written consent of the Lender, amended or modified and no appeal of such Final DIP Order has been timely filed or, if timely filed, no stay pending such appeal is currently effective. (hh) Bankruptcy Matters. (i) The Chapter 11 Cases were validly commenced on the Petition Date, and (x) proper notice under the circumstances of the motion seeking approval of the Loan Documents and entry of the Orders was given, and (y) the hearing for the approval of the Interim DIP Order has been held by the Bankruptcy Court. (ii) After the entry of the Orders, the Obligations will constitute a DIP Superpriority Claim (as defined in the Orders) and the liens securing the Obligations shall be senior secured, valid, enforceable, and automatically and properly perfected priming liens on the Collateral, having the priorities set forth in the Orders, subject in all respects to the Carve-Out and other exceptions set forth in the Orders and the Loan Documents. (iii) The Loan Documents and the Orders, upon execution and delivery thereof by the parties thereto, are effective to create in favor of the Lender, a valid and enforceable security interest in the Collateral, in each case, having the priorities set forth in the Orders and subject only to the Carve-Out and other exceptions set forth in the Orders. Upon entry of the Orders, the Lender shall have a legal, valid, enforceable, non-avoidable and automatically and fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral, as security for the Obligations, having the priorities set forth in the Orders and subject only to the Carve-Out and other exceptions set forth in the Orders and the Loan Documents. Pursuant to the Orders, no filing or other action will be necessary to perfect or protect such Liens and security interests. Section 5.2 Survival of Representations. All representations and warranties by each Loan Party herein shall be deemed to have been made on the date hereof and the date of each subsequent advance or Loan. ARTICLE VI -SECURITY INTEREST AND COLLATERAL COVENANTS Section 6.1 Security Interest. To secure the payment and performance of the Obligations and the Guaranteed Obligations, as applicable, each Loan Party hereby mortgages, pledges and assigns to Lender for itself, and as agent for its Affiliates, all of the Collateral and grants to Lender for itself, and as agent for its Affiliates, a security interest and Lien in and upon all of the Collateral. Each Loan Party shall, at Lender’s request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable, in its sole and absolute discretion, in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other Liens except for Permitted Liens) to secure payment of the Obligations and the Guaranteed Obligations, as applicable, and in order to facilitate the collection of the Collateral. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Section 6.2 Collection of Accounts and Proceeds of Collateral. (a) If any Loan Party receives any monies, checks, notes, drafts, and other payments relating to or constituting proceeds of accounts or of any other Collateral, such Loan Party shall immediately (but in any event within 3 Business Days) deposit such items in kind in the Collections Account fully-endorsed. Each Loan Party shall advise each Account Debtor that remits amounts payable on the accounts or any other Person that remits amounts to such Loan Party in respect of any of the Collateral by wire transfer or Automated Clearing House to make such remittances directly to the Collections Account. (b) Each Loan Party and Lender shall cause all balances in any deposit account into which the proceeds of accounts or other collateral are deposited to be transmitted daily to the Collections Account by wire transfer or depository transfer check or Automated Clearing House transfer. (c) Deposits in the Collection Account shall be credited, subject to final payment, to the payment of the Obligations after the date of actual receipt and deposit into the Collection Account in such order as Lender shall determine in its sole discretion; provided that, in the absence of any Event of Default, Lender shall apply all such funds representing collection of accounts first to the prepayment of the principal amount of the Revolving Loans. (d) Any payments which are received by any Loan Party (including any payment evidenced by a promissory note or other instrument) shall be held in trust for Lender and shall be (i) deposited in the Collections Account, or (ii) delivered to Lender, as promptly as possible in the exact form received, together with any necessary endorsements. (e) Borrowers shall pay all customary fees, costs and expenses in connection with opening and maintaining any Collections Account. Section 6.3 Verification of Accounts. Lender shall have the right at any time at Borrowers’ expense and in its own name, any Borrower’s name, or an assumed name to verify the validity, amount or any other matter relating to any accounts. Section 6.4 Disputes, Returns and Adjustments. (a) Loan Parties shall provide Lender with prompt written notice of amounts in excess of $100,000 that are in dispute between any Account Debtor and a Loan Party. (b) Loan Parties shall notify Lender promptly of all returns and credits in respect of any account, which notice shall specify the accounts affected and be included in the Borrowing Base Certificate delivered to Lender in accordance with Section 8.3(f). Loan Parties shall notify Lender promptly of any pending return or credit in excess of $100,000, and shall specify the account affected, the related Account Debtor and the goods to be returned. (c) Loan Parties may, in the ordinary course of business and prior to a Default or an Event of Default, grant any extension of time for payment of any account or compromise, compound or settle the same for less than the full amount thereof or release wholly or partly any Person liable for the payment thereof or allow any credit or discount whatsoever thereon; provided that (i) no Loan Party shall have taken any such action that results in the reduction of more than 25% of the amount payable with respect to any account or of more than $1,000,000 with respect to all accounts of such Loan Party in any fiscal year, and (ii) Loan Parties shall DIP Loan and Security Agreement 4856-7963-4541 v.3.docx promptly notify Lender (but not less often than 10 days after the end of each month) of the amount of such adjustments and the account(s) affected thereby. Section 6.5 Invoices. Upon request, each Loan Party shall deliver to Lender copies of customers’ invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers’ statements, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to accounts and such other documents and information relating to the accounts as Lender shall specify. Section 6.6 Ownership; Defense of Title. (a) Each Loan Party shall defend its title in and to the Collateral and shall defend the security interest of Lender in the Collateral against the claims and demands of all Persons, other than Persons holding Permitted Liens. (b) Each Loan Party shall (i) protect and preserve all properties material to its business, including Intellectual Property, and maintain all tangible property in good and workable condition in all material respects, with reasonable allowance for wear and tear, and (ii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, and additions to such properties necessary for the conduct of its business. Section 6.7 Locations; Organizational Information; Inventory. No Loan Party shall change the location of its place of business (or, if it has more than one place of business, its chief executive office) or the place where it keeps its books and records relating to the Collateral or change its name, identity, corporate structure or jurisdiction of organization without giving Lender at least 30 days’ prior written notice thereof. All inventory, other than inventory in transit to any such location, shall at all times be kept by Loan Parties at one or more of the locations set forth in Schedule 5.1(p). Loan Parties shall use their best efforts to ensure that all inventory that is produced in the United States will be produced in compliance with the Fair Labor Standards Act, as amended. Section 6.8 Records Relating to Collateral. (a) Each Loan Party shall at all times keep and maintain (i) complete and accurate records of inventory on a basis consistent with past practices of such Loan Party, itemizing and describing the kind, type and quantity of inventory and such Loan Party’s cost therefor and a current price list for such inventory, (ii) complete and accurate records of all other Collateral, (iii) a list of all customers of such Loan Party with names, addresses and phone numbers, (iv) a list of all distributors for each product line included in such Loan Party’s inventory, (v) a current customer open order report against current inventory, and (vi) a current list of all salesmen and employees of such Loan Party. Databases containing the foregoing shall at all times be accessible and available to Lender, subject to the terms of Section 6.9. (b) Each Loan Party will conduct a physical count of all inventory, wherever located, at least annually and make adjustments to its books and records to reflect the findings of such count and such adjustments shall be immediately reported to Lender. Section 6.9 Inspection; Field Exams. Lender (by any of its officers, employees, or agents) shall have the right at any time or times (with reasonable prior notice to Loan Parties unless an Event of Default exists) to (a) visit the properties of any Loan Party, inspect the Collateral and the other assets of such Loan Party and inspect and make extracts from the books and records of such Loan Party, all during customary business hours, (b) discuss such Loan Party’s business, financial condition, results of operations and business prospects with such Loan Party’s (i) principal officers, (ii) independent accountants and other professionals providing services to such Loan Party, and (iii) any other Person DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(except that any such discussion with any third parties shall be conducted only in accordance with Lender’s standard operating procedures relating to the maintenance of confidentiality of confidential information of such Loan Party), (c) conduct field examinations and otherwise verify the amount, quantity, value, and condition of, or any other matter relating to, any of the Collateral and in this connection review, audit and make extracts from all records and files related to any of the Collateral, and (d) access and copy the records, lists, reports and data bases referred to in Section 6.8. Each Loan Party will deliver to Lender upon request any instrument necessary to authorize an independent accountant or other professional to have discussions of the type outlined above with Lender or for Lender to obtain records from any service bureau maintaining records on behalf of such Loan Party. Section 6.10 Maintenance. Each Loan Party shall maintain all equipment of such Loan Party in good and working order and condition, reasonable wear and tear excepted. Section 6.11 Appraisals. Borrowers shall pay all costs and expenses relating to any appraisals conducted in contemplation of this Agreement and for all other appraisals conducted at such other times as Lender requests; provided, that, so long as no Default or Event of Default exists, Borrowers shall not be liable for the cost and expense of more than one appraisal per calendar year. Section 6.12 Preservation of Lender’s Rights. To the extent allowed by law, neither Lender nor any of its officers, directors, employees or agents shall be liable or responsible in any way for the safekeeping of any Collateral or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto or any diminution in the value thereof, or for any act by any other Person. In the case of any instruments and chattel paper included within the Collateral, Lender shall have no duty or obligation to preserve rights against prior parties. The Obligations shall not be affected by any failure of Lender to take any steps to perfect its security interests or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Loan Party from any of the Obligations. Section 6.13 Perfection and Protection of Lender’s Security Interest. Each Loan Party shall perform, at its expense, all actions requested by Lender at any time to perfect, maintain, protect and enforce Lender’s security interest in the Collateral. Without limiting the foregoing, unless Lender agrees otherwise in writing, (a) each Loan Party shall deliver to Lender the originals of all instruments, documents and chattel paper, duly endorsed or assigned to Lender without restriction, and all certificates of title covering any portion of the Collateral for which certificates of title have been issued, together with executed applications for corrected certificates of title and other such documentation as may be requested by Lender, and (b) each Loan Party shall deliver to Lender such executed documentation as Lender may request in order to perfect its security interest in any letter of credit issued in favor of such Loan Party. If at any time any Collateral is located on any leased premises not owned by a Loan Party, then such Loan Party shall obtain written landlord lien waivers or subordinations with respect to such premises, in form and substance satisfactory to Lender. If any Collateral is at any time in the possession or control of any warehouseman, bailee, processor or any other Person other than a Loan Party, then Loan Parties shall notify Lender thereof and shall, at the request of Lender, notify such Person (in form and substance satisfactory to Lender) of Lender’s security interest in such Collateral and instruct such Person to hold all such Collateral for Lender’s account subject to Lender’s instructions and obtain a satisfactory agreement with such Person regarding the Collateral. Upon Lender’s request, Borrowers shall record Lender’s security interest on any certificate of title for any Collateral that is a motor vehicle. Notwithstanding any to the contrary herein, pursuant to the Orders, no filing or other action will be necessary to perfect or protect such Liens and security interests. Section 6.14 Power of Attorney. Each Loan Party hereby irrevocably appoints Lender as such Loan Party’s agent and attorney-in-fact to take any action necessary to preserve and DIP Loan and Security Agreement 4856-7963-4541 v.3.docx protect the Collateral and Lender’s interests under the Loan Documents or to sign and file any document necessary to perfect Lender’s security interest in the Collateral. Without limiting the foregoing: (i) Lender shall have the right at any time to take any of the following action, in its own name or in the name of each Loan Party, whether or not an Event of Default is in existence: (a) make written or verbal requests for verification of the validity, amount or any other matter relating to any Collateral from any Person, (b) endorse such Loan Party’s name on checks, instruments or other evidences of payment on Collateral, (c) sign and file, in such Loan Party’s name or in Lender’s name as secured party, any proof of claim or other document in any bankruptcy proceedings of any Account Debtor or obligor on Collateral, (d) access, copy or utilize any information recorded or contained in any computer or data processing equipment or system maintained by such Loan Party in respect of the Collateral and (e) open mail addressed to such Loan Party and take possession of checks or other proceeds of Collateral for application in accordance with this Agreement. (ii) Lender shall have the right at any time to take any of the following action, in its own name or in the name of each Loan Party, at any time when any Event of Default is in existence: (a) notify any or all Persons which Lender believes may be Account Debtors or obligors on Collateral to make payment directly to Lender, for the account of such Loan Party, (b) redirect the deposit and disposition of collections and proceeds of Collateral; provided that such proceeds shall be applied to the Obligations as provided by this Agreement, (c) settle, adjust, compromise or discharge accounts or extend time of payment upon such terms as Lender may determine, (d) notify post office authorities, in the name of such Loan Party or in the name of Lender, as secured party, to change the address for delivery of such Loan Party’s mail to an address designated by Lender, (e) sign such Loan Party’s name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, and (f) clear inventory through customs in such Loan Party’s name, in Lender’s name as secured party or in the name of Lender’s designee, and to sign and deliver to customs officials powers of attorney in such Loan Party’s name for such purpose. The powers granted under this Section are coupled with an interest and are IRREVOCABLE until all Obligations have been paid in full and all commitments of Lender under this Agreement have been terminated. Costs and expenses incurred by Lender in connection with any of such actions by Lender, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed to Lender on demand. ARTICLE VII - AFFIRMATIVE COVENANTS So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, each Loan Party covenants and agrees as follows: Section 7.1 Preservation of Existence and Similar Matters. Each Loan Party shall preserve and maintain its existence and legal form, and qualify and remain qualified as a foreign entity qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except to the extent the failure to be so qualified could not reasonably be expected to have a Material Adverse Change. Section 7.2 Compliance with Applicable Law. Each Loan Party shall comply in all material respects with all Applicable Laws. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Section 7.3 Conduct of Business. Each Loan Party shall engage only in substantially the same businesses conducted by such Loan Party on the date hereof. Section 7.4 Payment of Taxes and Claims. Each Loan Party shall pay or discharge when due (a) all federal, state, municipal and other material taxes, assessments and governmental charges imposed upon it or its properties and (b) all lawful claims which, if unpaid, might become a Lien on any properties of such Loan Party, except that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the appropriate books of such Loan Party in accordance with GAAP. Section 7.5 Accounting Methods and Financial Records. Each Loan Party shall maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied. Section 7.6 Hazardous Waste and Substances; Environmental Requirements. Each Loan Party shall comply with all occupational health and safety laws and Environmental Laws in all material respects. Section 7.7 Accuracy of Information. All written information, reports, statements and other papers and data furnished to Lender shall be, at the time the same is so furnished, complete and correct in all material respects. Section 7.8 Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, each Loan Party shall provide promptly to Lender such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct and update such Schedule(s). Notwithstanding the foregoing, the delivery to Lender of a revised or updated schedule shall not constitute a waiver of, or consent to, any Default or Event of Default arising as a result of any erroneous or incorrect information provided in any Schedule previously delivered to Lender. Section 7.9 ERISA. Each Loan Party shall provide to Lender, as soon as possible and in any event within 30 days after the date that (a) any Termination Event with respect to a Benefit Plan has occurred or will occur, (b) the aggregate present value of the Unfunded Vested Liabilities under all Benefit Plans has increased to an amount in excess of $0, or (c) such Loan Party is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the president or the chief financial officer of such Loan Party setting forth the details of such of the events described in clauses (a) through (c) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in clauses (a) through (c) as applicable. Section 7.10 Insurance. Each Loan Party shall keep or cause to be kept adequately insured by financially sound and reputable insurers all of its property usually insured by Persons engaged in the same or similar businesses. Without limiting the foregoing, each Loan Party shall insure the Collateral of such Loan Party against loss or damage by fire, theft, burglary, pilferage, loss in transit, business interruption, and such other hazards as usual and customary in such Loan Party’s industry or as Lender may specify in amounts and under policies by insurers acceptable to Lender, and all premiums thereon shall be paid by such Loan Party and copies of the policies delivered to Lender. If any Loan Party fails to do so, Lender may procure such insurance and charge the cost to Borrowers’ account. Each DIP Loan and Security Agreement 4856-7963-4541 v.3.docx policy of insurance covering the Collateral shall provide that at least 30 days prior written notice of cancellation or notice of lapse must be given to Lender by the insurer (or at least 10 days if the reason for cancellation is for non-payment of premium). All insurance policies required under this Section shall name Lender as an additional named insured and as a lender loss payee, as applicable. Any proceeds of insurance referred to in this Section which are paid to Lender shall be, at the option of Lender in its sole and absolute discretion, either (i) applied to rebuild, restore or replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Obligations. Section 7.11 Payroll Taxes. Each Loan Party shall at all times make all payroll tax deposits (with such deposits being paid to a payroll company, to the applicable taxing authority or to a segregated account) for all of its employees on or before the date when due. Section 7.12 Notice of Certain Matters. Each Loan Party shall provide to Lender prompt notice of (a) the commencement, to the extent such Loan Party is aware of the same, of all actions and proceedings in any court against any Loan Party or any of the Collateral, (b) any amendment of any of the organizational documents of such Loan Party, including but not limited to certificate of incorporation or bylaws, (c) any change in the business, financial condition, results of operations or business prospects of such Loan Party and any change in the executive officers of such Loan Party, (d) any (i) Default or Event of Default, or (ii) event that would constitute a default or event of default by any Loan Party under any Material Agreement (other than this Agreement) to which such Loan Party is a party, (e) the initiation of any litigation, arbitration, governmental investigation or other action or proceeding, and (f) the occurrence of any event causing any account or inventory identified by any Loan Party to Lender as an Eligible Account of Eligible Inventory to become ineligible for any reason. Section 7.13 Deposit Accounts; Treasury Management. Each Loan Party shall cause Lender to at all times have control (as defined by Section 9.104 of the UCC) with respect to each deposit account of such Loan Party other than any deposit account solely maintained for paying payroll and related withholding taxes. The Loan Parties shall maintain all of their deposit accounts with Lender. Section 7.14 Producer Payables. Borrower shall pay all Producer Payables within 10 days after such accounts payable are invoiced. Section 7.15 Financial Advisor. From and after the Second Amendment Effective Date, the Financial Advisor shall remain continuously engaged by the Borrower or its Affiliates and the scope of such engagement shall not, without the prior written consent of the Lender, be modified in any material fashion that would materially impact the rights of the Lender to receive information or analysis from the Financial Advisor. Financial Advisor will be available to the Lender for regularly scheduled telephonic conference calls to discuss the business, operations, affairs, financial condition, assets and/or liabilities of the Loan Parties (including updates regarding findings from the Financial Advisor, such as projected cash flow and Borrowing Base, and the identification, progress and results from key workstreams being performed by the Financial Advisor, updates on any sales, capital raises or similar steps being taken by the Loan Parties to consummate a transformative transaction). Section 7.16 Additional Chapter 11 Covenants. (a) Debtor-In-Possession Obligations. Comply in a timely manner with their obligations and responsibilities as debtors-in-possession under the Bankruptcy Code, the Orders, and any other order of the Bankruptcy Court. (b) Material Developments. Promptly provide the Lender with updates of any material developments in connection with the Loan Parties’ efforts under the Chapter 11 Cases. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(c) Pleadings; Materials. Deliver to Lender (i) as soon as practicable prior to the filing with the Bankruptcy Court or delivering to any Official Committee, or to the U.S. Trustee, as the case may be, (A) drafts of the Interim DIP Order, Final DIP Order, and all other proposed orders and pleadings related to this Agreement or any Milestone and (B) any other material pleading or filing (but excluding retention applications, fee applications and other declarations in support thereof or related thereto) and (ii) promptly (subject to any confidentiality obligations therein), copies of all (A) formal process or offering or marketing materials provided generally to participants in any sale process (B) written proposals, term sheets, commitment letters, and any other similar materials received in connection with any sale process, as applicable, and (C) all bidding materials on a redacted basis, including, but not limited to, marketing materials, including all binding bids received in connection with any sale process. ARTICLE VIII - FINANCIAL AND COLLATERAL REPORTING So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, each Loan Party covenants and agrees as follows: Section 8.1 [Intentionally Omitted]. Section 8.2 [Intentionally Omitted]. Section 8.3 Collateral Information and Reports. (a) Updated Budget. Not later than 5:00 p.m. prevailing Pacific time on each Friday following the Petition Date (the “Updated Budget Deadline”), the DIP Borrowers shall deliver to the Lender and Lender Advisors a supplement to the Initial Budget or most-recently delivered updated version of the same (each such supplement, an “Updated Budget”), covering the 13-week period that ends on Friday of the calendar week immediately preceding such Updated Budget Deadline, consistent with the form and level of detail set forth in the Initial Budget and including a forecasted unrestricted cash balance, projected borrowing base, as well as a line-item report setting forth the estimated fees and expenses to be incurred by each professional advisor on a weekly basis; provided that the Updated Budget shall be, in each case, subject to the approval of the Lender (which approval may be provided by the Lender Advisors on behalf of the Lender and will be deemed to be given unless an objection by the Lender or the Lender Advisors has been delivered to the Borrowers by no later than 5:00 p.m. prevailing Pacific time on the Friday following the applicable Updated Budget Deadline for such Updated Budget (which objection may be provided via email)). Upon (and subject to) the approval, or deemed approval, of any such Updated Budget by the Lender in its sole and absolute discretion (which may be provided by the Lender Advisors), such Updated Budget shall constitute the “Approved Budget”; provided that in the event such Updated Budget is not so approved (or deemed approved) by the Lender, the prior Approved Budget shall remain in effect. (b) Variance Reporting. Not later than 5:00 p.m. prevailing Pacific time every Friday (commencing with Friday of the week immediately following the week in which the Petition Date occurs) (each such Friday a “Variance Report Deadline”), the Debtors shall deliver to the Lender and the Lender Advisors a variance report (each, a “Variance Report”) for the period that ends on Friday of the calendar week immediately preceding such Variance Report, in form and substance satisfactory to the Lender, showing: (i) the difference between (x) total budgeted revenue as set forth in the Approved Budget, minus (y) total actual revenue, divided by (z) total budgeted revenue as set forth in the Approved Budget (the “Sales Variance”); DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(ii) the difference between (x) total budgeted operating receipts as set forth in the Approved Budget, minus (y) total actual operating receipts, divided by (z) total budgeted operating receipts as set forth in the Approved Budget (the “Receipts Variance”); (iii) the difference between (x) total actual operating disbursements, minus (y) total budgeted operating disbursements as set forth in the Approved Budget, divided by (z) total budgeted operating disbursements as set forth in the Approved Budget (the “Disbursements Variance”); and (iv) the difference between (x) Weekly Fee Estimates, minus (y) total budgeted professional fees and expenses as set forth in the Approved Budget, divided by (z) total budgeted professional fees and expenses as set forth in the Approved Budget (the “Professional Fee Variance”). (c) Schedules of Accounts. Within 15 days after the end of each month, Borrowers shall furnish to Lender a Schedule of Accounts listing all accounts of each Borrower as of the last Business Day of such month setting forth (i) the name of each Account Debtor together with account balances detailed by invoice number, amount (and any applicable rebate or discount), invoice date and terms, (ii) aging of all accounts setting forth accounts 30 days past the invoice date or less, accounts over 30 days past the invoice date but less than 61 days past the invoice date, accounts over 60 days past the invoice date but less than 91 days past the invoice date, accounts over 90 days past the invoice date and less than 121 days past the invoice date and accounts over 120 days past the invoice date, and (iii) a reconciliation of the Schedule of Accounts to the Borrowing Base Certificate as of the most recent month end and such Borrower’s general ledger as of such month end. (d) Schedules of Accounts Payable. Within 15 days after the end of each month, Borrowers shall furnish to Lender a schedule of accounts payable of each Borrower as of the last Business Day of such month setting forth (i) a detailed aged trial balance of all of such Borrower’s then existing accounts payable, specifying the name of and the balance due to each creditor and (ii) a reconciliation to the schedule of accounts payable to such Borrower’s general ledger as of such month end. (e) Schedule of Inventory. Within 15 days after the end of each month, Borrowers shall furnish to Lender (i) (A) a Schedule of Inventory, based upon each Borrower’s perpetual inventory, as of the last Business Day of such month, itemizing and describing the kind, type, quantity and location of all inventory of such Borrower and the cost thereof with a summary of inventory by category, (B) a detailed statement of all inventory that is not located on the premises described on Schedule 5.1(p), and (C) an inventory turnover report, in form and substance acceptable to Lender, and (ii) a reconciliation of the Schedule of Inventory to the Borrowing Base Certificate as of the most recent month end and such Borrower’s general ledger as of such month end. (f) Borrowing Base Certificate. Not later than the Variance Report Deadline, the Debtors shall deliver to the Lender and the Lender Advisors a Borrowing Base Certificate including: (i) a detailed calculation of the Borrowing Base; and (ii) all supporting documents and information (including, without limitation, sales journals, credit memos, cash receipts journals, reconciliation of changes from the most recent certificate delivered to Lender). (g) Notice Regarding Material Agreements. Promptly, and in any event within five (5) Business Days (i) after any Material Agreement of any Loan Party is terminated or amended DIP Loan and Security Agreement 4856-7963-4541 v.3.docx in any material respect, (ii) any new Material Agreement is entered into, or (iii) any material default occurs under any Material Agreement, written notice of the same. (h) Certification. Each of the schedules and certificates delivered to Lender by Borrowers pursuant to this Section 8.3 shall be in a form acceptable to Lender and shall be signed and certified by the president, chief financial officer or treasurer of Borrower Agent to be true, correct and complete as of the date indicated thereon. In the event that any of such schedules or certificates are delivered electronically or without signature, such schedules and/or certificates shall, by virtue of their delivery, be deemed to have been signed and certified by the president of Borrower Agent to be true, correct and complete as of the date indicated thereon. (i) Other Information. Lender may, in its sole and absolute discretion, from time to time require Loan Parties to deliver the schedules and certificates described in Section 8.3 more or less often and on different schedules than specified in such Section. Each Loan Party shall also furnish to Lender such other additional information as Lender may from time to time request. ARTICLE IX -NEGATIVE COVENANTS So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, each Loan Party covenants and agrees as follows: Section 9.1 Financial Covenants. (a) Permitted Variance. Commencing with the third Variance Report, the Loan Parties shall not permit the Sales Variance, Receipts Variance, the Disbursements Variance or the Professional Fee Variance with respect to any Applicable Period to exceed the Permitted Variance. Section 9.2 Restricted Payments. No Loan Party shall, directly or indirectly, declare or make any Restricted Payment. Section 9.3 Debt. No Loan Party shall, directly or indirectly, create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding, any Debt other than Permitted Debt. Section 9.4 Liens. Neither Tattooed Chef, nor any of its Subsidiaries, shall, directly or indirectly, create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the property or assets of such Loan Party, real, personal or mixed, tangible or intangible, other than Permitted Liens Section 9.5 Loans. No Loan Party shall make any loans or advances to or for the benefit of any Person (other than Subsidiaries that are Loan Parties), including, without limitation, officer, director, manager, shareholder, member, or partner of any Loan Party except advances for routine expense allowances in the ordinary course of business and consistent with past practice. No Loan Party shall make any payment on any obligation owing to or by any officer, director, manager, shareholder, member, partner or Affiliate of any Loan Party, except for payments of salary in the ordinary course consistent with past practice and Restricted Payments permitted pursuant to Section 9.2. Section 9.6 Merger, Division, Consolidation, Sale of Assets, Acquisitions. No Loan Party shall, directly or indirectly, (a) merge or consolidate with any other Person or agree or enter into a Division, (b) sell, lease or transfer or otherwise dispose of any assets to any Person (other than sales of DIP Loan and Security Agreement 4856-7963-4541 v.3.docx inventory in the ordinary course of business), including an effective transfer of assets pursuant to a Division, or (c) enter into a binding commitment for, or consummate, an Acquisition. Section 9.7 Transactions with Affiliates. No Loan Party shall, directly or indirectly, enter into or consummate any transaction with any Affiliate on a basis less favorable to such Loan Party than would be the case if such transaction had been effected with a Person not an Affiliate, unless expressly permitted by Section 9.2; provided that in no event shall any Loan Party enter into any lease with any Affiliate. Section 9.8 New Subsidiaries of Tattooed Chef and Other Loan Parties. Tattooed Chef and its Subsidiaries will not form any new Subsidiaries. Section 9.9 Benefit Plans. No Loan Party shall, directly or indirectly, permit, or take any action which would cause, the Unfunded Vested Liabilities under all Benefit Plans of Loan Parties to exceed $0. Section 9.10 Sales and Leasebacks. No Loan Party shall, directly or indirectly, enter into any Sale and Leaseback Transaction. Section 9.11 Organizational Documents. No Loan Party shall amend, restate, or modify its articles or certificate of incorporation, organization, formation or limited partnership (or similar charter document), or its bylaws, operating agreement or limited partnership agreement (or similar governing document), in any manner which would be contrary to the terms and conditions of this Agreement or the other Loan Documents or in any manner adverse to Lender. Section 9.12 Investments. No Loan Party shall, directly or indirectly, make or acquire any Investment, except for Permitted Investments. Section 9.13 Amendments. No Loan Party shall amend or modify, or permit any amendment or modification to, whether orally, in writing, or otherwise, to any agreement evidencing or relating to Subordinated Debt. Section 9.14 No Restrictions on Subsidiary Distributions. No Loan Party will permit, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Person to pay dividends or make any other distribution on any of such Person’s Equity Interests owned by such Loan Party. Section 9.15 Collateral Locations. Except for inventory in transit to a Loan Party in the ordinary course of business, no Loan Party will maintain any Collateral at any location other than those locations listed on Schedule 5.1(p) unless it gives Lender at least 30 days’ prior written notice thereof and delivers or causes to be delivered to Lender all documents that Lender reasonably requests in connection therewith, including without limitation, in the case of any leased location, an access and waiver agreement, signed by the owner of such location, in form and substance satisfactory to Lender. Section 9.16 Patriot Act. No Loan Party shall (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Lender from making any advance or extension of credit to such Loan Party or from otherwise conducting business with such Loan Party or (b) fail to provide documentary and other evidence of such Loan Party’s or its corporate officers’ identities as may be requested by Lender at any time to enable Lender to verify such Loan Party’s identity or to comply with any Applicable Law, including, without limitation, Section 326 of the Patriot Act. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Section 9.17 Sanctions. No Loan Party shall: (a) use any of the Loan proceeds for the purpose of: (i) providing financing to or otherwise making funds directly or indirectly available to any Sanctioned Person; or (ii) providing financing to or otherwise funding any transaction which would be prohibited by Sanctions or would otherwise cause Lender or such Loan Party, or any entity affiliated with Lender or such Loan Party, to be in breach of any Sanction; or (b) fund any repayment of the Loans with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause Lender or such Loan Party, or any Person affiliated with Lender or such Loan Party, to be in breach of any Sanction. Loan Parties shall notify Lender in writing not more than one Business Day after becoming aware of any breach of this Section. Section 9.18 Use of Proceeds. (a) The proceeds of the Loans shall not be used for any purpose other than to pay fees owed to Lender and costs and expenses incurred in connection with the transactions contemplated hereby and for working capital purposes. For the avoidance of doubt, not proceeds of the Loans shall be used to repay term Debt other than the Debt to be Repaid. (b) No Loan Party shall use any part of proceeds of the Loans to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or for any other purpose which would violate Regulation U or Regulation T or X of such Board of Governors or for any other purpose prohibited by law or by the terms and conditions of this Agreement. Section 9.19 Milestones. The Loan Parties will not and will not permit any of its Subsidiaries to, directly or indirectly, fail to comply with any of the Milestones except with the prior written consent of the Lender. Section 9.20 Chapter 11 Cases. The Loan Parties will not and will not permit any of their Subsidiaries to: (a) except for the Carve-Out, incur, create, assume, suffer to exist or permit, or file any motion seeking, any other superpriority claim which is pari passu with, or senior to, the Obligations (except as may be set forth in the Orders or the Loan Documents); (b) except for the Carve-Out, incur, create, assume, suffer to exist or permit or file any motion seeking, any lien which is pari passu with the liens granted hereunder, (except as may be set forth in the Orders or the Loan Documents); (c) make or permit to be made any amendment, modification, supplement or change to the Orders, as applicable, without the prior written consent of the Lender; (d) make payments under any management incentive plan or on account of claims or expenses arising under section 503(c) of the Bankruptcy Code; (e) commence any adversary proceeding, contested matter or other action (or otherwise support any party) asserting any claims or defenses or otherwise against (or asserting any surcharge under section 506(c) of the Bankruptcy Code or otherwise against) the Lender, in connection with, arising out of or related to the Loan Documents, the transactions contemplated hereby or thereby, the Prepetition Loan Documents, the other documents or agreements executed or delivered in connection therewith or the transactions contemplated thereby; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(f) seek, consent to, or permit to exist, without the prior written consent of the Lender, any order granting authority to take any action that is prohibited by the terms of this Agreement, the other Loan Documents or the Orders or refrain from taking any action that is required to be taken by the terms of the any Loan Document or the Orders; or (g) file any motion or application with the Bankruptcy Court with regard to actions taken outside the ordinary course of business of the Loan Parties without consulting with the Lender and providing the Lender two (2) Business Days’ (or as soon thereafter as is practicable) prior written notice and the opportunity to review and comment on each such motion. Section 9.21 Holding Company Status. (a) Tattooed Chef shall not own or lease, directly or indirectly, any real property or any personal property, whether intangible or tangible, of any nature, other than (i) Equity Interests of Borrowers, (ii) Cash and/or Cash Equivalents (and investments relating to the same) in an aggregate amount at any one time not in excess of the amount necessary to pay the taxes and expenses of Tattooed Chef, including without limitation, employee salaries and director compensation for employees and directors of Tattooed Chef, compensation related to legal, accounting and consulting services provided to Tattooed Chef and its Subsidiaries, and to provide administrative services to their respective Subsidiaries of the type customarily provided by a non-operating holding company to its Subsidiaries and (iv) other assets incidental thereto; provided that, in each case with respect to the exceptions listed in clauses (i), (ii), (iii) and (iv) above, the Lender, shall have a perfected Lien in such property constituting Collateral, subject only to Permitted Liens, in accordance with the terms and conditions contained in the Loan Documents. (b) Tattooed Chef shall not conduct, transact or otherwise engage in any material business or operations other than, in any event, (i) the issuance of Equity Interests as otherwise expressly permitted hereunder, (ii) actions required by Applicable Law, (iii) the payment of taxes and expenses of the Loan Parties including without limitation, employee salaries and director compensation for employees and directors of Tattooed Chef, (iv) the provision of administrative services to its Subsidiaries of the type customarily provided by a non-operating holding company to its subsidiaries, (v) the receipt of Investment proceeds from another Loan Party to the extent such proceeds are used to pay obligations permitted to be incurred and paid by Tattooed Chef, (vi) the performance of its obligations under the Loan Documents and its organizational documents and (vii) activities incidental to its existence and any of the foregoing. ARTICLE X - DEFAULT AND REMEDIES Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default: (a) the failure or refusal of any Loan Party to make any payment of the Obligations when due; (b) the failure of any Loan Party to properly observe or perform any obligation, agreement, covenant, or other provision contained in this Agreement or in any other Loan Document; (c) the occurrence of any default or event of default under any of the other Loan Documents; DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(d) any representation or warranty contained herein or in any of the other Loan Documents is false or misleading in any material respect when made or deemed made; (e) the failure to agree upon suitable Milestones (acceptable to Lender in its sole discretion) or to obtain entry of the Final Order within forty-five (45) days after the Petition Date; (f) the Interim DIP Order (or Final Order, if applicable) (A) at any time ceases to be in full force and effect or (B) shall be vacated, reversed, stayed, amended, supplemented or modified without the prior written consent of the Lender; (g) except with the prior written consent of the Lender, the entry of an order in any of Chapter 11 Cases impairing or modifying any of the liens, rights, remedies, privileges, benefits or protections granted under the Interim Order (or Final Order, if applicable); (h) the filing by any Chapter 11 Debtor (or supporting another party in the filing of) a motion seeking entry of an order approving any key employee incentive plan, employee retention plan, or comparable plan, in each case without the prior written consent of the Lender; (i) the bringing of a motion, taking of any action or the filing of any plan of reorganization other than in connection with a proposed refinancing and repayment in full in cash of the Obligations and the Prepetition Obligations on the date of the order granting such motion or the effective date of such plan of reorganization: (A) to obtain financing under Section 364(c) or (d) of the Bankruptcy Code; or (B) to grant any Lien upon or affecting any Collateral unless permitted under the Interim Order (or Final Order, as applicable); (j) (A) the consensual use of prepetition cash collateral is terminated or modified, or (B) the entry of an order in any of the Chapter 11 Cases terminating or modifying the use of cash collateral other than as provided in this Agreement and the Interim Order (or Final Order, as applicable), in each case, without the prior written consent of the Lender; (k) the entry of an order in this Case confirming a plan or plans of reorganization or liquidation that does not contain a provision for repayment in full in cash of the Prepetition Lender Claim on or before the effective date of such plan or plans; (l) the appointment or election of a Chapter 11 trustee, a responsible officer or an examiner (other than a fee examiner) under section 1104 of the Bankruptcy Code with enlarged powers (beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) relating to the operation of the business of any Chapter 11 Debtor; (m) the dismissal of any of the Chapter 11 Cases or conversion of any of the Chapter 11 Cases to a Chapter 7 case; (n) the entry of any order in any of the Chapter 11 Cases (A) charging any of the Collateral , whether under Section 506(c) of the Bankruptcy Code or otherwise or (B) charging any of the Prepetition Collateral, whether under Section 506(c) of the Bankruptcy Code or otherwise; (o) the entry of an order by this Court granting relief from or modifying the automatic stay of Section 362 of the Bankruptcy Code (x) to allow any creditor to execute upon or enforce a Lien on any Collateral, (y) with respect to any Lien of or the granting of any Lien on any Collateral to any state or local regulatory agency or authority, or (z) the approval of any settlement or other stipulation with any creditor of a Chapter 11 Debtor, other than the Lender, or DIP Loan and Security Agreement 4856-7963-4541 v.3.docx otherwise providing for with respect to such Prepetition claim payments as adequate protection or otherwise to such creditor with respect to such Prepetition claim; (p) the commencement of a suit or action against the Lender that asserts or seeks (A) any legal or equitable remedy that would have the effect of challenging, avoiding or subordinating any or all of the Obligations, Prepetition Obligations, Liens granted herein or any Prepetition Liens, or (B) would otherwise result in a Material Adverse Change; (q) the marshalling of any Collateral other than at the request of the Lender; (r) except for the Carve-Out, and except as expressly permitted hereunder, the entry of an Order in any of the Chapter 11 Cases granting any claim against any Chapter 11 Debtor entitled to superpriority administrative expense status in any of the Chapter 11 Cases pursuant to section 364(c)(2) of the Bankruptcy Code that is pari passu with or senior to the claims of the Lender (without the prior written consent of Lender); (s) the entry of an order in any of the Chapter 11 Cases (A) avoiding, disallowing, offsetting, recharacterizing, subordinating, disgorging or requiring repayment of any payments made to the Secured Parties on account of the Obligations, the Prepetition Obligations, the Orders, this Agreement, the other Loan Documents, or (B) reversing, recharacterizing or otherwise modifying all or any portion of the Roll-Up Loans; (t) any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid or perfected. (u) any money judgment in excess of $1,000,000 (net of insurance coverage as to which the insurer has been notified of such judgment and has accepted coverage in writing) is rendered against any Loan Party that is not stayed pursuant to 11 U.S.C. 362; (v) a loss, theft, damage or destruction occurs with respect to any Collateral if the amount not covered by insurance exceeds $1,000,000; (w) a Loan Party or any of its senior officers is criminally indicted or convicted for (i) a felony committed in the conduct of such Loan Party’s business, or (ii) violating any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act, each as amended) that could lead to forfeiture of any material property or any Collateral; (x) Lender shall cease to have a valid, perfected and first priority Lien on any of the Collateral, except as otherwise expressly permitted herein or consented to in writing by Lender; (y) any provision of any Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect; or any Loan Party or any other Person contests in writing in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; (z) the occurrence of a Change of Control; or (aa) the occurrence of a Material Adverse Change after the Closing Date. Section 10.2 Remedies. Subject to the Orders, if any Event of Default shall have occurred and be continuing, Lender, in its sole and absolute discretion, may (i) declare the principal of DIP Loan and Security Agreement 4856-7963-4541 v.3.docx and accrued interest on the Loans at the time outstanding, and all other amounts owed to Lender under this Agreement or any of the Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest, notice of protest and non-payment, notice of default, notice of acceleration or intention to accelerate, or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding; (ii) suspend, terminate or limit any commitment of Lender to make any further Loans, advances or other extensions of credit hereunder; (iii) declare the ability of the Chapter 11 Debtors to use cash collateral to be terminated, reduced or restricted, (iv) enter upon any premises where Collateral is located; (v) give notice of sole control or any other instruction under any deposit or securities control agreement and take any action with respect to such Collateral; and (vi) exercise any or all rights and remedies available under the Loan Documents, at law and/or in equity including, without limitation, the rights and remedies of a secured party under the UCC (whether or not the UCC is applicable). Each Loan Party agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to Loan Parties of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. Section 10.3 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied to the payment of the Obligations (with Loan Parties remaining liable for any deficiency) in any order which Lender may elect with the balance (if any) paid to Loan Parties or to whomsoever is entitled thereto under Applicable Law. Section 10.4 Miscellaneous Provisions Concerning Remedies. (a) Rights Cumulative. The rights and remedies of Lender under the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising such rights and remedies, Lender may be selective and no failure or delay by Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Waiver of Marshaling. Each Loan Party hereby waives any right to require any marshaling of assets and any similar right. Section 10.5 Trademark License. All trademarks, patents, copyrights, service marks and licenses owned by any Loan Party and all trademarks, patents, copyrights, service marks and software licensed by any Loan Party, are listed on Schedule 5.1(s). Each Loan Party hereby grants to Lender the nonexclusive right and license to use all of the trademarks, patents, copyrights, service marks and licenses described on Schedule 5.1(s) and any other trademarks, patents, copyrights, service marks and licenses now or hereafter used by such Loan Party, following the occurrence and during the continuance of an Event of Default, for the purposes set forth in Section 10.2 and for the purpose of enabling Lender to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of Lender’s rights and remedies under the Loan Documents to use, sell or otherwise dispose of the Collateral bearing any such trademarks, patents, copyrights, service marks and licenses. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to any Loan Party or any other Person by Lender. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

DIP Loan and Security Agreement 4856-7963-4541 v.3.docx Ittella International, LLC 6305 Alondra Blvd. Paramount, CA 90723 Attn: Salvatore Galletti ARTICLE XI -MISCELLANEOUS Section 11.1 Notices. (a) Method of Communication. All notices and the communications hereunder and thereunder shall be in writing or by telephone subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage pre-paid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal; provided that in the case of notices to Lender, Lender shall be charged with knowledge of the contents thereof only when such notice is actually received by Lender. A telephonic notice to Lender as understood by Lender will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice. In addition to the foregoing, Lender may, in its sole and absolute discretion, provide notices and other communications hereunder by electronic communications. Unless Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing. If to Lender: UMB Bank, N.A. Premier Place, Suite 1900 5910 N. Central Expressway Dallas, Texas 75206 Attention: Portfolio Manager, URGENT Facsimile No.: (214) 389-5901andUMB Bank, n.a. 333 South Grand Avenue, Suite 2200 Los Angeles, California 90071-1504 Attn: Portfolio Manager, URGENT Fax No. (213) 625-8147 If to Loan Parties:

DIP Loan and Security Agreement 4856-7963-4541 v.3.docx Section 11.2 Expenses. Within 10 days after presentation of an invoice for such costs and expenses, outlining such items in reasonable detail, Borrowers shall pay or reimburse all costs and expenses incurred by Lender or Letter of Credit Issuer arising out of or in connection with this Agreement and the Loans including, without limitation, (a) the reasonable fees and expenses of counsel in connection with the negotiation, preparation, execution, delivery, amendment, enforcement and termination of this Agreement and each of the other Loan Documents, (b) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents, (c) subject to Section 6.9 and Section 6.11, the costs and expenses of field exams and appraisals, (d) the costs and expenses of lien searches, (e) all stamp, registration, recordation and similar taxes, fees or charges related to the Collateral and charges of filing financing statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the security interest of Lender, (f) costs and expenses related to the preparation, execution and delivery of any waiver, amendment, supplement or consent by Lender or Letter of Credit Issuer relating to this Agreement or any of the Loan Documents, (g) sums paid or obligations incurred in connection with the payment of any amount or taking any action required of any Loan Party under the Loan Documents that Loan Parties fail to pay or take, (h) costs of inspections and verifications of the Collateral, including, without limitation, $1,000 per diem per examiner plus out of pocket expenses for travel, lodging, and meals arising in connection with inspections and verifications of the Collateral and any Loan Party’s operations and books and records by Lender’s employees and agents, (i) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each account of the Loan Parties maintained with Lender or owned by Lender for the benefit of any Loan Party and each Collections Account or Lockbox, (j) the costs of Borrowers’ monthly access to “StuckyNet”, which fee is currently $100.00 per month (k) costs and expenses of preserving and protecting the Collateral, (l) costs and expenses related to consulting with and obtaining opinions and appraisals from one or more Persons, including personal property appraisers, accountants and lawyers, concerning the value of any Collateral for the Obligations or related to the nature, scope or value of any right or remedy of Lender or Letter of Credit Issuer hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons, and (m) costs and expenses paid or incurred to obtain payment of the Obligations, enforce the security interest of Lender or Letter of Credit Issuer, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by Lender or Letter of Credit Issuer. Each Borrower hereby authorizes Lender to debit Borrowers’ loan account by increasing the principal amount of the Loans, or deduct from such Borrower’s accounts maintained with any Affiliate of Lender, the amount of any costs, fees and expenses owed by Borrowers when due. Borrowers’ obligations under this Section shall survive payment in full of the Obligations and the termination of this Agreement. Section 11.3 Setoff. In addition to any rights now or hereafter granted under Applicable Law, and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default, Lender and any participant with Lender in the Loans are hereby authorized by Loan Parties at any time or from time to time, without notice to any Loan Party or any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Debt evidenced by certificates of deposit, whether matured or unmatured) and any other Debt at any time held or owing by Lender or any participant to or for the credit or the account of any Loan Party against and on account of the Obligations irrespective of whether or not (a) Lender shall have made any demand under this Agreement or any of the Loan Documents, or (b) Lender shall have declared any or all of the Obligations to be due and payable as permitted by Section 10.2 and although such Obligations shall be contingent or unmatured.

Section 11.4 Venue; Service of Process. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND SUCH LOAN PARTY BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND SUCH LOAN PARTY MAY BE BROUGHT AND LITIGATED IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, HAVING JURISDICTION. EACH LOAN PARTY AND LENDER WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER. NOTHING HEREIN SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN LOS ANGELES, CALIFORNIA. Each Loan Party expressly waives personal service of the summons and complaint or other process or papers issued therein and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such Loan Party at its address referenced in Section 11.1, which service shall be deemed to have been made on the date that receipt is deemed to have occurred for registered or certified mail as provided in Section 11.1. Section 11.5 Assignment; Participation. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement. Lender may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder and under this Agreement and any promissory notes issued pursuant hereto and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under the Loan Documents. Each Loan Party agrees that Lender may provide any information that Lender may have about such Loan Party or about any matter relating to this Agreement to any of its Affiliates or their successors, or to any one or more purchasers or potential purchasers of any of its rights under this Agreement or any one or more participants or potential participants. Section 11.6 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by Lender and Loan Parties and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Section 11.7 Performance of Loan Parties’ Duties. If any Loan Party shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, Lender may (but shall not be obligated to) do the same or cause it to be done either in the name of Lender or in the name and on behalf of such Loan Party, and each Loan Party hereby irrevocably authorizes Lender so to act. Section 11.8 Indemnification. Each Loan Party shall reimburse Lender and its Affiliates and their respective officers, employees, directors, shareholders, agents and legal counsel (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”) for all reasonable costs DIP Loan and Security Agreement 4856-7963-4541 v.3.docx and expenses, including legal fees and expenses, incurred and shall indemnify and hold the Indemnified Parties harmless from and against all losses (including, without limitation, any and all Environmental Liabilities) suffered by any Indemnified Party, in any way relating to (a) any Loans, Loan Documents, or the use thereof or transactions relating thereto, (b) any action by Lender or any Affiliate of Lender taken or omitted in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise by Lender or any Affiliate of Lender of any rights or remedies under or in any way connected to this Agreement, any other Loan Documents or Applicable Law, or (e) failure by any Loan Party to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding, whether or not the applicable Indemnified Party is a party thereto, provided; however, no Loan Party shall be required to indemnify and hold an Indemnified Party harmless for any losses resulting from an Indemnified Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment. EACH LOAN PARTY AND LENDER EXPRESSLY INTEND THAT THE FOREGOING INDEMNITY SHALL COVER, AND THAT EACH LOAN PARTY SHALL INDEMNIFY AND HOLD THE INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST, COSTS, EXPENSES AND LOSSES SUFFERED AS A RESULT OF THE NEGLIGENCE OF ANY INDEMNIFIED PARTY. Borrowers’ obligations under this Section shall survive payment in full of the Obligations and the termination of this Agreement. Section 11.9 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to Lender and any Persons designated by Lender pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or Lender has any obligations to make the Loans hereunder. Section 11.10 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 11.11 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND OF ANY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND OF ANY ISSUE RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA NOT INCLUDING CONFLICTS OF LAWS RULES AND (TO THE EXTENT APPLICABLE) CHAPTER 11 OF THE BANKRUPTCY CODE. Section 11.12 Jury Waiver; California Jury Trial Waiver. EACH LOAN PARTY AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG SUCH LOAN PARTY AND LENDER AND LENDER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND SUCH LOAN PARTY OR BETWEEN SUCH LOAN PARTY AND ANY AFFILIATE OF LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(a) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. (b) IN THE EVENT THAT ANY SUCH ACTION IS COMMENCED OR MAINTAINED IN ANY COURT IN THE STATE OF CALIFORNIA, AND THE WAIVER OF JURY TRIAL SET FORTH IN THE SECTION ABOVE IS NOT ENFORCEABLE, AND EACH PARTY TO SUCH ACTION DOES NOT SUBSEQUENTLY WAIVE IN AN EFFECTIVE MANNER UNDER CALIFORNIA LAW ITS RIGHT TO A TRIAL BY JURY, THE PARTIES HERETO HEREBY ELECT TO PROCEED AS FOLLOWS: (i) WITH THE EXCEPTION OF THE ITEMS SPECIFIED IN CLAUSE (II) BELOW, ANY CONTROVERSY, DISPUTE OR CLAIM (EACH, A “CONTROVERSY”) BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT WILL BE RESOLVED BY A REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 638, ET SEQ. OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (“CCP”), OR THEIR SUCCESSOR SECTIONS, WHICH SHALL CONSTITUTE THE EXCLUSIVE REMEDY FOR THE RESOLUTION OF ANY CONTROVERSY, INCLUDING WHETHER THE CONTROVERSY IS SUBJECT TO THE REFERENCE PROCEEDING. EXCEPT AS OTHERWISE PROVIDED ABOVE, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN ANY COURT IN WHICH VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE “COURT”). (ii) THE MATTERS THAT SHALL NOT BE SUBJECT TO A REFERENCE ARE THE FOLLOWING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (B) EXERCISE OF SELF HELP REMEDIES (INCLUDING SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) AND (B) OR TO SEEK OR OPPOSE FROM A COURT OF COMPETENT JURISDICTION ANY OF THE ITEMS DESCRIBED IN CLAUSES (C) AND (D). THE EXERCISE OF, OR OPPOSITION TO, ANY OF DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

THOSE ITEMS DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PURSUANT TO THIS AGREEMENT. (iii) THE REFEREE SHALL BE A RETIRED JUDGE OR JUSTICE SELECTED BY MUTUAL WRITTEN AGREEMENT OF THE PARTIES. IF THE PARTIES DO NOT AGREE WITHIN TEN (10) DAYS OF A WRITTEN REQUEST TO DO SO BY ANY PARTY, THEN, UPON REQUEST OF ANY PARTY, THE REFEREE SHALL BE SELECTED BY THE PRESIDING JUDGE OF THE COURT (OR HIS OR HER REPRESENTATIVE). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED. (iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT THAT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AT ANY HEARING CONDUCTED BEFORE THE REFEREE, AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH A REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR THE COURT REPORTER. SUBJECT TO THE REFEREE’S POWER TO AWARD COSTS TO THE PREVAILING PARTY, BORROWERS WILL PAY THE COST OF THE REFEREE AND ALL COURT REPORTERS. (v) THE REFEREE SHALL BE REQUIRED TO DETERMINE ALL ISSUES IN ACCORDANCE WITH EXISTING APPLICABLE CASE LAW AND STATUTORY LAW. THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE COURT WILL BE APPLICABLE TO THE REFERENCE PROCEEDING. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF, ENTER EQUITABLE ORDERS THAT WILL BE BINDING ON THE PARTIES AND RULE ON ANY MOTION THAT WOULD BE AUTHORIZED IN A COURT PROCEEDING. THE REFEREE SHALL ISSUE A DECISION AT THE CLOSE OF THE REFERENCE PROCEEDING WHICH DISPOSES OF ALL CLAIMS OF THE PARTIES THAT ARE THE SUBJECT OF THE REFERENCE. PURSUANT TO CCP SECTION 644, SUCH DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT OR AN ORDER IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT AND ANY SUCH DECISION WILL BE FINAL, BINDING AND CONCLUSIVE. THE PARTIES RESERVE THE RIGHT TO APPEAL FROM THE FINAL JUDGMENT OR ORDER OR FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE. THE PARTIES RESERVE THE RIGHT TO FINDINGS OF FACT, CONCLUSIONS OF LAWS, A WRITTEN STATEMENT OF DECISION, AND THE RIGHT TO MOVE FOR A NEW TRIAL OR A DIFFERENT JUDGMENT, WHICH NEW TRIAL, IF GRANTED, IS ALSO TO BE A REFERENCE PROCEEDING UNDER THIS PROVISION. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Section 11.13 Counterparts; Integration; Electronic Execution of Assignments. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. A facsimile or digital copy of any signed Loan Document, including this Agreement, shall be deemed to be an original thereof. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 11.14 Time is of the Essence. Time is of the essence of this Agreement and the other Loan Documents. Section 11.15 Waiver of Consumer Rights; Advice of Counsel. EACH LOAN PARTY HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, SUCH LOAN PARTY VOLUNTARILY CONSENTS TO THIS WAIVER. EACH LOAN PARTY EXPRESSLY WARRANTS AND REPRESENTS THAT IT (A) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, (B) SUCH LOAN PARTY HAS BEEN ADVISED BY LENDER TO SEEK THE ADVICE OF AN ATTORNEY AND AN ACCOUNTANT IN CONNECTION WITH THIS LOAN, AND (C) SUCH LOAN PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY AND ACCOUNTANT OF SUCH LOAN PARTY’S CHOICE IN CONNECTION WITH THIS LOAN. Section 11.16 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to Lender, or Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under the Bankruptcy Code, any other debtor relief law of any applicable jurisdiction affecting the rights of creditors generally, or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred. Section 11.17 Waiver of Consequential Damages; Etc.. To the fullest extent permitted by Applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnified Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnified Party through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than DIP Loan and Security Agreement 4856-7963-4541 v.3.docx for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a final and nonappealable judgment of a court of competent jurisdiction, WHICH LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF WHETHER THE LIABILITY ARISES FROM THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE INDEMNIFIED PARTY. Section 11.18 Protective Advances by Lender. At its option, but without being obligated to do so, Lender may, upon prior notice to any Loan Party, after the occurrence and during the continuance of an Event of Default, (i) pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral of any Loan Party which such Loan Party has failed to pay and discharge in accordance with the requirements of this Agreement or any of the other Loan Documents, (ii) pay and discharge any claims of other creditors of any Loan Party which are secured by any Lien on any Collateral, other than a Permitted Lien, (iii) pay for the maintenance, repair, restoration and preservation of the Collateral to the extent any Loan Party fails to comply with its obligations in regard thereto under this Agreement and the other Loan Documents or Lender reasonably believes, in its sole discretion, payment of the same is necessary or appropriate to avoid a material loss or material diminution in value of the Collateral, (iv) obtain and pay the premiums on insurance for the Collateral which any Loan Party fails to maintain in accordance with the requirements of this Agreement and the other Loan Documents, and/or (v) pay the costs and expense desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by Loan Parties of the Obligations or to pay or to pay any other amount chargeable to the Loan Parties pursuant to the terms of this Agreement and the other Loan Documents (any such advance made pursuant to this Section, a “Protective Advance”). Protective Advances are repayable on demand and shall be secured by the Collateral and bear interest at a rate per annum equal to the rate then applicable to Revolving Loans. Section 11.19 Subordination of Intercompany Indebtedness. Each holder of Intercompany Indebtedness (each a “Holder”) and each issuer of Intercompany Indebtedness (each a “Maker”) agrees with Lender as follows: (a) Subordination. The payment of principal, interest, fees and other amounts with respect to Intercompany Indebtedness is expressly subordinated to the Obligations. (b) Payments. If an Event of Default has occurred and is continuing and Lender has commenced enforcing its remedies with respect to the Collateral, no Maker may make, and no Holder may take, demand, receive or accept, any payment with respect to Intercompany Indebtedness. (c) Payments Held in Trust. In the event any payment of principal or interest or distribution of property of any Maker on or in respect of Intercompany Indebtedness shall be received by any Holder in violation of this Section, such payment or distribution shall be held in trust for Lender, and such Holder will forthwith turn over any such payments in the form received, properly endorsed or assigned, to Lender. (d) Enforcement. No Holder shall be entitled to demand payment of or accelerate any Intercompany Indebtedness or to exercise any remedies or take any actions against any Maker to enforce any of such Holder’s rights with respect to Intercompany Indebtedness. (e) Collateral. No Holder will ask, demand, accept, or receive any collateral security from any Loan Party for the payment of Intercompany Indebtedness, and any collateral DIP Loan and Security Agreement 4856-7963-4541 v.3.docx security for the payment of Intercompany Indebtedness that any Holder may now or hereafter have on any property of any Loan Party is expressly subordinated to the Liens of Lender. (f) Attorney in Fact. Each Holder irrevocably authorizes and directs Lender and any trustee in bankruptcy, receiver, custodian or assignee for the benefit of creditors of any Maker, whether in voluntary or involuntary liquidation, dissolution or reorganization, in its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Section and irrevocably appoints, which appointment is coupled with an interest, upon the occurrence and during the continuation of any Event of Default, Lender, or any such trustee, receiver, custodian or assignee, its attorneys in fact for such purpose with full powers of substitution and revocation. (g) Proof and Vote of Claims. Each Holder irrevocably appoints, which appointment is irrevocable and coupled with an interest, Lender as such Holder’s true and lawful attorney, with full power of substitution, in the name of such Holder, Lender, for the sole use and benefit of Lender, to the extent permitted by Applicable Law, to prove and vote all claims relating to Intercompany Indebtedness, and to receive and collect all distributions and payments to which such Holder would be otherwise entitled on any liquidation of any Maker or any of its property or in any proceeding affecting any Maker or its property under the Bankruptcy Code. (h) No Interference. Each Holder agrees (i) not to take any action as the holder of Intercompany Indebtedness that will impede, interfere with or restrict or restrain the exercise by Lender of its rights and remedies under the Loan Documents and (ii) upon the commencement of any proceeding under the Bankruptcy Code or other insolvency proceeding, to take such actions as the holder of Intercompany Indebtedness as may be reasonably necessary or appropriate to effectuate the subordination provided hereby. In furtherance thereof, each Holder, in its capacity as a holder of Intercompany Indebtedness, agrees not to oppose any motion filed or supported by Lender for relief from stay or for adequate protection in respect of the Obligations and not to oppose any motions supported by Lender for any Loan Party’s use of cash collateral or post-petition borrowing from Lender. Section 11.20 Patriot Act Notice. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each Person that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for each Loan Party: When a Loan Party opens an account, if such Loan Party is an individual, Lender will ask for such Loan Party’s name, residential address, date of birth, and other information that will allow Lender to identify such Loan Party, and if such Loan Party is not an individual, Lender will ask for such Loan Party’s name, employer identification number, business address, and other information that will allow Lender to identify such Loan Party. Lender may also ask, if a Loan Party is an individual, to see such Loan Party’s driver’s license or other identifying documents, and if such Loan Party is not an individual, to see such Loan Party’s legal organizational documents or other identifying documents. Section 11.21 Press Releases and Related Matters. Each Loan Party consents to the publication by Lender of customary advertising material relating to the transactions contemplated by this Agreement and the other Loan Documents, including on the website of Lender or its Affiliates, using such Loan Party’s name, product photographs, logo or trademark, subject to Lender’s prior notice to such Loan Party of such advertising material. DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

Section 11.22 Conflict with Orders. To the extent that any specific provision of this Agreement or the Loan Documents is inconsistent with the Orders, the Orders shall control. ARTICLE XII - MULTIPLE BORROWERS; BORROWER AGENT At any time that more than one Person is identified as a Borrower hereunder: Section 12.1 Borrower Agent. (a) Appointment. SW is hereby appointed by each of the other Borrowers as each such other Borrower’s contractual representative (herein referred to as “Borrower Agent”) under this Agreement and the other Loan Documents, and each of such other Borrowers irrevocably authorizes Borrower Agent to act as the contractual representative of such Borrower as provided by this Agreement and the other Loan Documents. Borrower Agent agrees to act as such contractual representative as provided herein. Lender, and its respective officers, directors, agents or employees, shall not be liable to Borrower Agent or any Borrower for any action taken or omitted to be taken by Borrower Agent or Borrowers pursuant to this Agreement. (b) Notices. Any notice required by Lender to Borrowers or any Borrower pursuant to this Agreement or the other Loan Documents may be directed to and in the name of Borrower Agent. Any notice provided to Borrower Agent hereunder shall constitute notice to each Borrower. Any notice required by a Borrower to Lender pursuant to this Agreement or the other Loan Documents may be sent by and on behalf of such Borrower by Borrower Agent. Any such notice provided by Borrower Agent shall constitute notice by each such Borrower. (c) Loan Documents. Each Borrower hereby empowers and authorizes Borrower Agent, on behalf of such Borrower, to execute and deliver to Lender all Borrowing Base Certificates and Compliance Certificates. Each Borrower agrees that any action taken by Borrower Agent or Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by Borrower Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all Borrowers with the same effect as if taken by such Borrower. Section 12.2 Nature and Extent of Liability. (a) Each Borrower agrees that it is jointly and severally liable for, and absolutely, irrevocably and unconditionally guarantees to Lender the prompt payment and performance of, all Obligations. Each Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until all Obligations arising under the Loan Documents are paid in full and Lender’s commitment to lend hereunder terminates, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by Lender with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for any Obligations or any action, or the absence of any action, by Lender in respect thereof (including the release of any security or guaranty); (d) the insolvency of any Loan Party; (e) any election by Lender in an insolvency proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a Lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code or DIP Loan and Security Agreement 4856-7963-4541 v.3.docx otherwise; (g) the disallowance of any claims of Lender against any Loan Party for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except payment in full of the Obligations. Each Borrower acknowledges and agrees that its Collateral secures and cross-collateralizes each Loan made hereunder. Each Borrower further acknowledged and agrees to the matters set forth on Exhibit B. (b) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Lender to marshal assets or to proceed against any Loan Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than full payment of all Obligations and waives, to the maximum extent permitted by law, any right to revoke any guaranty of any Obligations as long as it is a Borrower. It is agreed among each Borrower and Lender that the provisions of this Section are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Lender would decline to make Loans. Each Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business. (c) Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section shall be limited to the greater of (i) all amounts for which such Borrower is primarily liable, as described below, and (ii) such Borrower’s Allocable Amount. (d) If any Borrower makes a payment under this Section of any Obligations (other than amounts for which such Borrower is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law. (e) Nothing contained in this Section shall limit the liability of any Borrower to pay Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. Lender shall have the right, at any time in its sole and absolute discretion, to condition Loans upon a separate calculation of borrowing availability for each Borrower and to restrict the disbursement and use of such Loans to such Borrower. (f) Each Borrower has requested that Lender make this credit facility available to Borrowers on a combined basis, in order to finance Borrowers’ business most efficiently and economically. Borrowers’ business is a mutual and collective enterprise, and the successful operation of each Borrower is dependent upon the successful performance of the integrated group. Borrowers believe that consolidation of their credit facility will enhance the borrowing DIP Loan and Security Agreement 4856-7963-4541 v.3.docx power of each Borrower and ease administration of the facility, all to their mutual advantage. Borrowers acknowledge that Lender’s willingness to extend credit and to administer the Collateral on a combined basis hereunder is done solely as an accommodation to Borrowers and at Borrowers’ request. (g) Each Borrower hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, howsoever arising, to the full payment of all Obligations. Section 12.3 One Obligation. The Loans and other Obligations constitute one general obligation of Borrowers and are secured by Lender’s Lien on all Collateral; provided, however, that Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Borrower to the extent of any Obligations jointly or severally owed by such Borrower. ARTICLE XIII - GUARANTY Section 13.1 The Guaranty. (a) Each Guarantor hereby jointly and severally guarantees to Lender as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof (the undertaking by each Guarantor under this Article XIII being, as amended from time to time, the “Facility Guaranty”). Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise), Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, or otherwise) in accordance with the terms of such extension or renewal (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, the fees and expenses of counsel) incurred by Lender in enforcing any rights under this Facility Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party or other guarantor to Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of any insolvency proceeding involving such other Loan Party or other guarantor. (b) Each Guarantor and Lender, hereby confirms that it is the intention of such Persons that this Facility Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Voidable Transactions Act, or any similar law to the extent applicable to this Facility Guaranty and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, each Guarantor and Lender hereby irrevocably agree that such Guaranteed Obligations and other liabilities shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of each Guarantor that are relevant under the laws referred to in the first sentence hereof, and after giving effect to any collections from, any rights to receive contributions from, or payments made by or on behalf of, any other Loan Party or other guarantor in respect of the Obligations under any Loan Document, result in the Guaranteed Obligations and all other DIP Loan and Security Agreement 4856-7963-4541 v.3.docx liabilities of each Guarantor under this Facility Guaranty not constituting a fraudulent transfer or conveyance. Section 13.2 Obligations Unconditional. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Applicable Law now or hereafter in effect affecting any of such terms or the rights of Lender with respect thereto. The obligations of each Guarantor under or in respect of this Facility Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party or other guarantor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Facility Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or other guarantor or whether any Borrower or any other Loan Party or other guarantor is joined in any such action or actions. The liability of each Guarantor under this Facility Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, including any increase in the amount of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party or other guarantor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or other guarantor or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party or other guarantor under the Loan Documents or any other assets of any Loan Party or other guarantor; the failure of Lender, or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such Collateral, property or security; (e) the fact that any Collateral, security, or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Facility Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any such Collateral; (f) any change, restructuring or termination of the entity structure or existence of any Loan Party or any of its Subsidiaries; (g) any failure of Lender to disclose to any Loan Party or other guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or other guarantor now or hereafter known to Lender (each Guarantor waiving any duty on the part of Lender to disclose such information); DIP Loan and Security Agreement 4856-7963-4541 v.3.docx

(h) the failure of any other Person to execute or deliver any Loan Document or any supplement thereto or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor with respect to the Guaranteed Obligations; or (i) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or other guarantor, other than payment in full of the Guaranteed Obligations. Section 13.3 Reinstatement. The obligations of each Guarantor under this Facility Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations or Guaranteed Obligations is rescinded or must be otherwise restored by Lender, whether as a result of the any insolvency proceeding under the Bankruptcy Code or otherwise, and each Guarantor agrees that it will indemnify Lender on demand for all reasonable costs and expenses (including the fees and expenses of counsel) incurred by Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under the Bankruptcy Code or any similar laws. Section 13.4 Guarantied Obligations Due. Each Guarantor hereby further agrees that, as between each Guarantor on the one hand, and Lender, on the other hand, (i) the Guaranteed Obligations of each Guarantor may be declared to be forthwith due and payable as provided in Section 10.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 10.2 for purposes of Section 13.1, notwithstanding any stay, injunction or other prohibition preventing such declaration in respect of the Obligations of any of the Loan Parties guaranteed hereunder (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person) and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations (or such Guaranteed Obligations being deemed to have become automatically due and payable) as provided in Section 10.2, such Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by each Guarantor for all purposes of this Facility Guaranty. Section 13.5 Waivers. Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Facility Guaranty and any requirement that Lender protect, secure, perfect or insure any Lien on any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral. In addition, and without limiting the foregoing: (a) Waiver of Right of Revocation. Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Facility Guaranty and acknowledges that this Facility Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. (b) Waiver of Defenses. Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of each Guarantor or other rights of each Guarantor to proceed against any other Loan Party or other guarantor, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of each Guarantor hereunder. Each Guarantor further agrees that this Agreement shall not be DIP Loan and Security Agreement 4856-7963-4541 v.3.docx discharged, impaired or affected by any defense that such Guarantor may or might have as to such Guarantor’s respective undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by each of the undersigned Guarantors. (c) Foreclosure. Each Guarantor acknowledges that Lender may, without notice to or demand upon each Guarantor and without affecting the liability of each Guarantor under this Facility Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by Lender against each Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law. (d) Waiver of Duty to Disclose. Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of Lender to disclose to each Guarantor any matter, fact or thing relating to the business, financial condition, operations, or performance of any other Loan Party or any of its Subsidiaries now or hereafter known by Lender. (e) Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation or contribution pursuant to Section 13.7. Each Guarantor further acknowledged and agrees to the matters set forth on Exhibit B. Section 13.6 Acknowledgment of Benefits. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 13.2 and this Section 13.5 are knowingly made in contemplation of such benefits. Section 13.7 Rights of Contribution and Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Loan Party or other guarantor that arise from the existence, payment, performance or enforcement of each Guarantor’s Guaranteed Obligations under or in respect of this Facility Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against any Borrower, any other Loan Party or other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other Loan Party or other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Facility Guaranty shall have been paid in full in cash and all commitments to extend financing under this Agreement shall have expired or been terminated. If any amount shall be paid to each Guarantor in violation of the immediately preceding sentence at any time prior to such time, such amount shall be received and held in trust for the benefit of Lender, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to Lender in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Facility Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Facility Guaranty thereafter arising. Section 13.8 Guarantee of Payment; Continuing Guarantee; Assignments. This Facility Guaranty is a guaranty of payment and not of collection, is a continuing guarantee, and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of clause (c) of the DIP Loan and Security Agreement 4856-7963-4541 v.3.docx immediately preceding sentence, Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion any Loans or commitment to extend financial accommodations hereunder) to any other Person who is an assignee under the Loan Documents, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. [Remainder of Page Intentionally Left Blank; Signature Page Follows] DIP Loan and Security Agreement 4856-7963-4541 v.3.docx